UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3790

Pear Tree Funds

(Exact name of registrant as specified in charter)

55 Old Bedford Road, Lincoln, MA 01773

(Address of principal executive offices)

Willard L. Umphrey

Pear Tree Advisors, Inc.

55 Old Bedford Road, Lincoln, MA 01773

(Name and address of agent for service)

Registrant’s telephone number, including area code: (781) 676-5900

Date of fiscal year end: March 31

Date of reporting period: April 1, 2019 through March 31, 2020

ANNUAL REPORT
MARCH 31, 2020
U.S. EQUITY FUNDS
PEAR TREE POLARIS SMALL CAP FUND
PEAR TREE QUALITY FUND
INTERNATIONAL EQUITY FUNDS
PEAR TREE AXIOM EMERGING MARKETS WORLD EQUITY FUND
PEAR TREE POLARIS FOREIGN VALUE FUND
PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND
PEAR TREE POLARIS INTERNATIONAL OPPORTUNITIES FUND*
* Formerly Pear Tree PNC International Small Cap Fund
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

PEAR TREE FUNDS

Important Information About Access to Shareholder Reports
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Pear Tree Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Pear Tree Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already have elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Pear Tree Funds or your financial intermediary electronically by contacting your financial intermediary or if you invest directly with Pear Tree Funds, by calling 1-800-326-2151 or logging on to www.peartreefunds.com
You may elect to receive all future reports in paper free of charge. You can inform Pear Tree Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting Pear Tree Funds at 1-800-326-2151 or your financial intermediary. Your election to receive reports in paper will apply to all funds held with Pear Tree Funds.

PEAR TREE FUNDS

Pear Tree Polaris Small Cap Fund
Pear Tree Quality Fund
Pear Tree Axiom Emerging Markets World Equity Fund
Pear Tree Polaris Foreign Value Fund
Pear Tree Polaris Foreign Value Small Cap Fund
Pear Tree Polaris International Opportunities Fund
ANNUAL REPORT
March 31, 2020
Service Providers	Inside back cover
This report must be preceded or accompanied by a current Pear Tree Funds prospectus for individuals who are not current shareholders of the Funds. If you are not a shareholder of a Pear Tree Fund, you should read the prospectus carefully before investing because it contains more complete information on the Pear Tree Funds’ investment objectives, risks, charges and expenses. Please consider this information carefully. For a prospectus and other information, visit www.peartreefunds.com or call 1-800-326-2151.
NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE
Neither Pear Tree Funds nor U.S. Boston Capital Corporation is a bank.

PEAR TREE FUNDS

Dear Fellow Shareholder,
We are pleased to provide you with the Pear Tree Funds’ Annual Report for the fiscal year ended March 31, 2020 and to update you on recent market conditions and the performance of the Pear Tree Funds.
For current performance information, please visit our website at www.peartreefunds.com. We thank you for your continued confidence in the Pear Tree Funds. Please feel free to e-mail us at info@peartreefunds.com or call us at 1-800-326-2151 with any questions or for assistance on your account.
Sincerely,
Willard Umphrey
President and Chairman

As used in this report; "Fund" refers to a Pear Tree Fund and "Funds" refers to more than one Pear Tree Fund or all Pear Tree Funds, depending on the context.
Any statements in this report regarding market or economic trends or the factors influencing the historical or future performance of the Pear Tree Funds are the views of the Funds’ Investment Manager and/or Sub-Advisers as of the date of this report. These views are subject to change at any time based upon market and other conditions, and Fund management and the subadvisers to the Funds disclaim any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Pear Tree Fund. Any references to specific securities are not recommendations to purchase, hold or sell such securities and may not be representative of any Pear Tree Fund’s current or future investments.
Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

PEAR TREE FUNDS

FUND EXPENSES
We believe it’s important for Fund shareholders to have a clear understanding of fund expenses and the impact expenses have on investment returns. The following is important information about each Fund’s Expense Example, which appears below.
Expense Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees (on Ordinary Shares) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
Actual Expenses
The first line for each Share Class for each Fund in the table below provides information about actual account returns and actual expenses. You may use the information in this line, together with the amount you invested for that Fund and Share Class, to estimate the expenses that you paid over the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each Share Class for each Fund in the table below shows you hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and hypothetical expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information only to compare the ongoing expenses of investing in the Fund with the ongoing expenses of other funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

PEAR TREE FUNDS

Expense Example for the 6 months ended March 31, 2020
These examples are based on $1,000 being invested at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.
Pear Tree Fund	Share Class	Total Return Description	Beginning Account Value 10/1/19	Ending Account Value 3/31/2020	Annualized Expense Ratio	Expenses Paid During the Period* 10/1/2019- 3/31/2020
Small Cap **	Ordinary	Actual	$1,000.00	$694.10	1.36%	$5.75
		Hypothetical	$1,000.00	$1,018.21	1.36%	$6.85
	Institutional	Actual	$1,000.00	$695.40	0.99%	$4.21
		Hypothetical	$1,000.00	$1,020.04	0.99%	$5.01
Quality **	Ordinary	Actual	$1,000.00	$920.40	1.27%	$6.12
		Hypothetical	$1,000.00	$1,018.63	1.27%	$6.43
	Institutional	Actual	$1,000.00	$922.10	0.91%	$4.35
		Hypothetical	$1,000.00	$1,020.47	0.91%	$4.57
Emerging Markets	Ordinary	Actual	$1,000.00	$884.80	1.52%	$7.17
World Equity		Hypothetical	$1,000.00	$1,017.39	1.52%	$7.68
	Institutional	Actual	$1,000.00	$886.40	1.16%	$5.46
		Hypothetical	$1,000.00	$1,019.21	1.16%	$5.85
	R6	Actual	$1,000.00	$887.10	0.97%	$4.56
		Hypothetical	$1,000.00	$1,020.16	0.97%	$4.89
Foreign Value	Ordinary	Actual	$1,000.00	$730.90	1.40%	$6.06
		Hypothetical	$1,000.00	$1,017.99	1.40%	$7.07
	Institutional	Actual	$1,000.00	$732.10	1.03%	$4.46
		Hypothetical	$1,000.00	$1,019.85	1.03%	$5.20
	R6	Actual	$1,000.00	$733.00	0.94%	$4.08
		Hypothetical	$1,000.00	$1,020.29	0.94%	$4.76
Foreign Value	Ordinary	Actual	$1,000.00	$778.20	1.44%	$6.41
Small Cap		Hypothetical	$1,000.00	$1,017.79	1.44%	$7.27
	Institutional	Actual	$1,000.00	$779.40	1.07%	$4.76
		Hypothetical	$1,000.00	$1,019.65	1.07%	$5.41
	R6	Actual	$1,000.00	$779.90	1.05%	$4.65
		Hypothetical	$1,000.00	$1,019.77	1.05%	$5.28
International	Ordinary	Actual	$1,000.00	$748.70	2.09%	$9.15
Opportunities		Hypothetical	$1,000.00	$1,014.54	2.09%	$10.54
	Institutional	Actual	$1,000.00	$750.50	1.69%	$7.40
		Hypothetical	$1,000.00	$1,016.54	1.69%	$8.53
	R6	Actual	$1,000.00	$750.70	2.26%	$9.87
		Hypothetical	$1,000.00	$1,013.72	2.26%	$11.35
*Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).
** No Class R6 Shares were outstanding for this Fund during the reporting period.

PEAR TREE FUNDS

This page intentionally left blank.

Pear Tree Polaris Small Cap Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$65.7 Million
Number of Portfolio Holdings	56
Average Price to Book Ratio	1.2
Average Price to Earnings Ratio	10.3
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.56%	1.30%
Total Expense Ratio (Net)*	1.56%	1.18%
Ticker Symbol	USBNX	QBNAX

*
per prospectus dated August 1, 2019. See financial highlights for total expense ratios for the fiscal year ended March 31, 2020. The Fund had no Class R6 Shares outstanding during the reporting period.

All Data as of March 31, 2020
Investment Commentary
(prepared by Polaris Capital Management, LLC, sub-adviser to Pear Tree Polaris Small Cap Fund)
For the fiscal year ended March 31, 2020, the Pear Tree Polaris Small Cap Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the Russell 2000 Total Return Index (the “Index”). The Fund had a return of (30.27%) at net asset value compared to (23.99%) for the Index.
Market Conditions and Investment Strategies
The U.S. small cap market fared well over the first three quarters of the annual period, with benign returns until a nearly 10% gain for the December quarter end. The Fund outperformed in two of those three periods. Gains were short-lived as U.S. markets felt the impact of COVID-19 and lower oil prices by the end of March 2020. Yearly performance results were skewed by the March quarter. Holdings in Consumer Staples, Consumer Discretionary and Health Care performed best, while the Fund’s exposure to Financials and Industrials detracted.
Some of the Fund’s defensive holdings offered stability in changing COVID-19 environs. Protein producer, Sanderson Farms, had relatively positive results as consumers stocked up their freezers and food supplies during the country lockdown. PetMed Express gained more than 30%, as people avoided their local veterinarian or pet store in favor of the contactless e-commerce site to order pets medication delivered through the mail. Knight-Swift Transportation was up, as the company shipped critical freight for grocery stores and pharmacies. COVID-19 had the opposite effect on many other companies, like theater operator Cinemark, which shuttered all of its movie theaters nationwide and Air Lease Corp, which saw dwindling demand for airplanes. Although BG Staffing reported strong quarterly results and gross margin improvement, the stock price took a hit as the labor market started to dry up.
In March, the Federal Reserve cut interest rates to essentially zero and launched a purchase program, buying Treasuries and mortgage-backed securities. Bank stocks declined sharply on expectations of lower interest margins and higher credit losses due to higher unemployment and companies likely entering financial distress. Lower oil prices impacted the likes of Diamondback Energy, the West Texas shale oil producer, which noted pressured cash flows.
Portfolio Changes
During the long bull market run, there was a dearth of undervalued investment opportunities in the U.S. small cap space. In the first three quarters of the year, the Fund purchased only four new companies; but the dramatic downturn in the March quarter opened up the opportunity set with investments into 15 new holdings for the Fund. Fund management bought into resilient, high quality companies at compelling valuations, many of which contributed positively by quarter end. During the year, the Fund sold its investments in nine companies, three of which were subject to premium-priced takeovers, allowing for healthy profits.

Pear Tree Polaris Small Cap Fund

A Look Ahead
We believe that we will navigate the COVID-19 crisis, thankful for the frontline workers who have shown the spirit to endure. Nevertheless, the pandemic precipitated a sharp decline in U.S. markets; recovery may be far more protracted. The country will likely remain in a recession for some quarters, until conditions begin to normalize on a COVID-19 treatment/vaccine, lower unemployment rates and/or resumption of business. In the meantime, we are actively seeking out attractively-priced defensive companies that may serve to upgrade portfolio quality, while simultaneously positioning the Fund for an eventual market recovery.
Top 10 Holdings
Percentage of total net assets	30.4%
Nautus Medical, Inc.	3.7%
South Plains Financial, Inc.	3.5%
ALLETE, Inc.	3.5%
Sanderson Farms, Inc.	3.4%
Colony Bankcorp, Inc.	3.0%
Kforce, Inc.	3.0%
EVERTEC Inc	2.8%
Brookline Bancorp, Inc.	2.5%
Winnebago Industries, Inc.	2.5%
Cambridge Bancorp	2.5%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.
Sector Allocation
Percentage of total net assets	100.0%
Financials	30.0%
Industrials	20.8%
Information Technology	10.2%
Consumer Discretionary	9.5%
Health Care	6.9%
Consumer Staples	4.4%
Materials	4.2%
Utilities	3.5%
Real Estate	2.7%
Energy	2.4%
Communication Services	0.5%
CASH + other assets (net)	4.9%

Value of a $10,000 Investment
Pear Tree Polaris Small Cap. (PTSC) Ordinary Shares vs. Russell 2000 Index

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC.

Pear Tree Polaris Small Cap Fund

Average Annual Total Returns
	1Q 2020	Six Months	One Year	Five (3) Year	Ten (3) Year	Since (3) Inception	Inception Date
Ordinary Shares	(36.99)%	(30.59)%	(30.27)%	(3.25)%	3.64%	7.58%	08/03/1992
Institutional Shares (1)	(36.91)%	(30.46)%	(30.02)%	(2.93)%	3.93%	7.14%	01/06/1993
Russell 2000 (2)	(30.61)%	(23.72)%	(23.99)%	(0.25)%	6.90%	8.10%	————————

(1)
Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution (12b-1) fees.

(2)
The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as representative of the general market for small company stocks. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date of the Index is 08/03/92. The Russell 2000 Index is maintained by FTSE Russell, a subsidiary of the London Stock Exchange Group.

(3)
Polaris took over management of the Fund's portfolio on 01/01/2015. Returns that cover periods prior to that date include performance information of another investment sub-adviser.

The Fund had no Class R6 Shares outstanding during the reporting period.
Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies. The Fund may invest in issuers in the real estate industry. Changes in real estate values or economic downturns can have a significant negative effect on these issuers. The Fund may invest in foreign issuers that trade on U.S. stock exchanges. These issuers may be subject to special risks including different corporate governance rules and bankruptcy laws.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

Pear Tree Polaris Small Cap Fund

This page intentionally left blank.

Pear Tree Quality Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$107.6 Million
Number of Portfolio Holdings	41
Average Price to Book Ratio	3.9
Average Price to Earnings Ratio	17.6
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.54%	1.29%
Total Expense Ratio (Net)*	1.25%	0.88%
Ticker Symbol	USBOX	QGIAX

*
per prospectus dated August 1, 2019. See financial highlights for total expense ratios for the fiscal year ended March 31, 2020. The Fund had no Class R6 Shares outstanding during the reporting period.

All Data as of March 31, 2020
Investment Commentary
(prepared by Pear Tree Advisors, Inc., the Investment Manager to Pear Tree Quality Fund)
For the fiscal year ended March 31, 2020, the Pear Tree Quality Fund's Ordinary Shares (the "Fund") outperformed its benchmark, S&P 500 (the “Index"). The Fund achieved a return of (2.98%) at net asset value compared to (6.98%) for the Index.
Market Conditions and Investment Strategies
The Fund’s investment manager currently chooses securities for the Fund by periodically selecting a mutual fund (the “Target Portfolio”) and monitoring the Target Portfolio’s holdings. The Fund’s investment adviser, at the direction of the investment manager, rebalances the Fund’s portfolio to correspond to the Target Portfolio’s most recent holdings as publicly reported. From April 1, 2019 to March 31, 2020, the Fund’s Ordinary Shares, when compared to the Target Portfolio, had a tracking error of 0.23.
Over the previous twelve months, lack of exposure to the Energy sector was the largest positive contributor to the Fund’s performance compared to the benchmark. The Communication Services, Consumer Discretionary, Consumer Staples, Health Care, Information Technology, Materials and Real Estate sectors also contributed to performance.
The only sectors that detracted from performance were the Financials, Industrials and Utilities sectors. Overall, stock selection detracted from performance and sector selection was a large contributor to performance.
Portfolio Changes
We expect the Fund to continue to have a relatively low turnover rate given the historical stability and relatively low turnover rate of the current Target Portfolio.
For the twelve-month period ending March 31, 2020, the Fund rebalanced the holdings four times in response to the quarterly holdings report filed by the Target Portfolio. The four rebalances resulted in the sale of five positions. The Fund also opened new positions in three companies; two Health Care companies and one Information Technology company.
A Look Ahead
For at least the next fiscal year, the Fund’s investment manager expects the Target Portfolio to remain the same. For more information on the selection of the Target Portfolio(s), please see the Fund’s Prospectus.

Fund trading execution is overseen by Mark D. Tindall, CFA of Chartwell Investment Partners, LLC

Pear Tree Quality Fund

Top 10 Holdings
Percentage of total net assets	42.5%
Microsoft Corporation	6.6%
Alphabet, Inc.	5.5%
Oracle Corporation	4.9%
UnitedHealth Group, Inc.	4.4%
Apple, Inc.	4.4%
Roche Holding ltd.	3.7%
Johnson & Johnson	3.7%
Merck & Co., Inc.	3.3%
Medtronic plc	3.2%
3M Company	2.8%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.
Sector Allocation
Percentage of total net assets	100.0%
Information Technology	31.6%
Health Care	27.4%
Consumer Staples	10.1%
Communication Services	8.3%
Financials	7.1%
Industrials	4.8%
Consumer Discretionary	3.5%
Energy	0.0%
Materials	0.0%
Real Estate	0.0%
Utilities	0.0%
Cash + other assets (net)	7.2%

Value of a $10,000 Investment
Pear Tree Quality (PTQ) Ordinary Shares vs. S&P 500 Index

Pear Tree Quality Fund

Average Annual Total Returns
	1Q 2020	Six Months	One Year	Five Year	Ten (3) Year	Since (3) Inception	Inception Date
Ordinary Shares	(16.05)%	(7.96)%	(2.98)%	8.89%	10.72%	9.11%	05/06/85
Institutional Shares (1)	(15.96)%	(7.79)%	(2.62)%	9.24%	11.09%	8.11%	03/25/91
S & P 500 (2)	(19.60)%	(12.31)%	(6.98)%	6.73%	10.53%	10.30%	————————

(1)
Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution (12b-1) fees.

(2)
The S&P 500 Index is an unmanaged index of stocks chosen for their size and industry characteristics. It is widely recognized as representative of stocks in the United States. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index. For comparative performance purposes the beginning date for the Index is 05/29/85. S&P 500 Index is a registered mark of Standard & Poor’s.

(3)
Pear Tree Advisors took over management of the Fund's portfolio and the Fund changed its strategy on 01/01/2011. Returns that cover periods prior to that date include performance information of other investment sub-advisers pursuing different strategies.

The Fund had no Class R6 Shares outstanding during the reporting period.
Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, may not be able to attain the high growth rates of successful smaller companies, and may be unable to respond as quickly to competitive challenges.
Investing in foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently than the U.S. market.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

Pear Tree Quality Fund

This page intentionally left blank.

Pear Tree Axiom Emerging Markets World Equity Fund (formerly Pear Tree PanAgora Emerging Markets Fund)

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$69.3 Million
Number of Portfolio Holdings	125
Average Price to Book Ratio	3.0
Average Price to Earnings Ratio	18.0
	Ordinary	Institutional	R6
Total Expense Ratio (Gross)*	1.73%	1.47%	1.70%
Total Expense Ratio (Net)*	1.51%	1.13%	0.99%
Ticker Symbol	QFFOX	QEMAX	QFFRX

*
per prospectus dated August 1, 2019. See financial highlights for the total expense ratios for the year ended March 31, 2020.

All Data as of March 31, 2020
Investment Commentary
(prepared by Axiom International Investors LLC, sub-adviser to Pear Tree Axiom Emerging Markets World Equity Fund)
For the fiscal year ended March 31, 2020, the Pear Tree Axiom Emerging Markets World Equity Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, MSCI EM Index (the “Index”). The Fund achieved a return of (11.35%) at net asset value compared to (17.36%) for the Index.
Market Conditions and Investment Strategies
2020 started with anticipation of an uptick in real global growth and a favorable momentum for emerging markets after progress was made on the trade conflict between the US and China. However, this was undermined by COVID-19 and the ‘shelter in place’ mitigation efforts now affecting nearly all large economies. The global policy responses have been unprecedented with announced monetary stimulus exceeding $8 trillion and fiscal stimulus exceeding $7.5 trillion, equating to 18% of global GDP. These measures have focused investors more on the medium-term recovery potential while most forecasts expect a strong recovery in real GDP for next year.
Outperformance for the period was driven by stock selection in Information Technology and Consumer Discretionary. Within Information Technology, performance was led by Taiwan Semiconductor as well as key ‘emerging revenue’ stock, Microsoft. The E-commerce theme led performance within Consumer Discretionary as Chinese companies Alibaba and JD.com and Brazil’s Magazine Luiza outperformed. On the negative side, Real Estate holdings detracted as Philippine property developers were particularly hit by the crisis.
Portfolio Changes
The fund made a few notable changes that contributed to performance during the fiscal year. We increased exposure to Internet, e-commerce, infrastructure spending, online gaming and Health Care. These sectors fit well with Axiom’s dynamic growth process and we like them longer-term but they have also proven resilient during the COVID-19 crisis. During the period, the Fund has reduced exposure to Energy and Financials.
A Look Ahead
The number of COVID-19 cases globally continues to rise, but certain geographies are showing signs of plateauing. We are currently utilizing China as a template, where the virus first hit and ran its course from accelerating spread to plateau and finally being under control over a 6-8 week period. As we begin to see the negative economic impact of the Chinese government response to control the spread of the virus, along with an industrial recession already in effect in places like Japan and Germany prior to the virus, we expect the global economy to fall into a technical recession over 2Q20. We expect the economic impact to be short-lived and transitory, although the most strained companies (airlines, oil producers, etc.) will likely cause a broader credit cycle that may have more lasting impacts. The tail risk to the global economy is a relapse in COVID-19 cases as the Chinese economy restarts and normalizes.

The Fund’s lead portfolio manager is Andrew Jacobson of Axiom International Investors LLC.

Pear Tree Axiom Emerging Markets World Equity Fund (formerly Pear Tree PanAgora Emerging Markets Fund)

Top 10 Holdings
Percentage of total net assets	40.9%
Alibaba Group Holding Ltd.	8.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	6.4%
Samsung Electronics Company Limited	5.5%
Tencent Holdings Limited	4.6%
Naspers Limited N Shares	3.2%
SK Hynix, Inc.	2.9%
JD.com Inc.	2.7%
Ping An Insurance Group H Share	2.6%
iShares Core MSCI Emerging Markets ETF	2.2%
Microsoft Corporation	2.0%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.
Sector Allocation
Percentage of total net assets	100.0%
Information Technology	28.6%
Consumer Discretionary	20.9%
Communication Services	11.3%
Financials	11.2%
Consumer Staples	7.1%
Health Care	6.1%
Industrials	4.6%
Materials	4.1%
Energy	2.4%
Real Estate	1.2%
Utilities	0.0%
Mutual Funds	2.2%
CASH + other assets (net)	0.3%

Top 10 Country Allocations
Percentage of total net assets	90.9%
China	40.5%
Taiwan	13.2%
South Korea	11.3%
India	7.1%
United States	5.6%
Brazil	4.5%
South Africa	3.6%
Russia	2.0%
Mexico	1.6%
Japan	1.5%
Value of a $10,000 Investment
Pear Tree Axiom Emerging Markets World Equity (PTEM) Ordinary Shares vs. MSCI EM Index

Pear Tree Axiom Emerging Markets World Equity Fund (formerly Pear Tree PanAgora Emerging Markets Fund)

Average Annual Total Returns
	1Q 2020	Six Months (3)	One Year (3)	Five Year (3)	Ten Year (3)	Since Inception (3)	Inception Date
Ordinary Shares	(20.83)%	(11.52)%	(11.35)%	(2.01)%	0.08%	4.08%	09/30/1994
Institutional Shares (1)	(20.76)%	(11.36)%	(11.02)%	(1.69)%	0.37%	5.30%	04/02/1996
R6 Shares (1)	(20.71)%	(11.29)%	(10.95)%	-%	-%	(5.81)%	01/28/2019
MSCI EM (2)	(23.57)%	(14.45)%	(17.36)%	0.01%	1.04%	4.14%	————————

(1)
Institutional Shares and R6 Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution (12b-1) fees.

(2)
The MSCI Emerging Markets (“MSCI EM”) Index is an unmanaged index composed of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date for the Index is 09/30/94. The MSCI EM Index is maintained by MSCI Inc.

(3)
Axiom took over the management of the Fund's portfolio and the Fund changed its investment strategy on 01/01/2019. Returns that cover periods prior to that date include performance information of other investment sub-advisers pursuing different strategies.

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or other economic developments and can perform differently than the U.S. market.

Pear Tree Axiom Emerging Markets World Equity Fund (formerly Pear Tree PanAgora Emerging Markets Fund)

This page intentionally left blank.

Pear Tree Polaris Foreign Value Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$2,559.9 Million
Number of Portfolio Holdings	65
Average Price to Book Ratio	1.0
Average Price to Earnings Ratio	9.7
	Ordinary	Institutional	R6
Total Expense Ratio (Gross)*	1.51%	1.26%	1.11%
Total Expense Ratio (Net)*	1.41%	1.04%	0.94%
Ticker Symbol	QFVOX	QFVIX	QFVRX

*
per prospectus dated August 1, 2019. See financial highlights for the total expense ratios for the year ended March 31, 2020.

All Data as of March 31, 2020
Investment Commentary
(prepared by Polaris Capital Management, LLC, subadviser to Pear Tree Polaris Foreign Value Fund)
For the fiscal year ended March 31, 2020, the Pear Tree Polaris Foreign Value Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the MSCI EAFE Index (the “Index”). The Fund had a return of (27.75%) at net asset value compared to (13.92%) for the Index.
Market Conditions and Investment Strategies
Markets were relatively benign in the early part of 2019; by the December 2019 quarter, the MSCI EAFE gained more than 8%, while the Fund was up more than 9%. Those gains were short-lived as global markets tumbled in March 2020, reaching into bear market territory on the back of the COVID-19 crisis and supply-demand imbalances impacting oil prices. Few sectors were left unscathed, with defensives faring slightly better than cyclicals. The Fund’s overweight in underperforming Financials, Materials and Consumer Discretionary sectors hampered results. At the country level, the Fund’s Finnish and Austrian holdings outperformed, but couldn’t offset declines in the U.K., Canada and South Korea.
Three of the five largest detractors were based in the U.K., with homebuilders Taylor Wimpey and Bellway down as construction and home sales stalled. Cineworld Group faced similar customer headwinds, as the company had to shutter movie theaters. Lower oil prices impacted Methanex Corp and Sasol Ltd. However, there were some bright spots in the portfolio, with double-digit returns from Finnish elevator/escalator company, Kone OYJ. The company reported strong quarterly results, later guiding for slightly reduced sales (5%) for the rest of 2020, pointing to COVID-19 disruptions. Kone management reiterated its competitiveness and strong balance sheet, projecting a surge in activity once pandemic concerns dissipate. Japanese telecom, KDDI Corp., was up more than 40% on robust earnings, pointing to increasing operating revenue and profitability. The company also announced a new competitive Data Max 4G LTE and Netflix plan that is expected to entice new subscribers.
Portfolio Changes
In the three quarters of 2019, the Fund sold its interest in two companies, redeploying the proceeds to buy shares of Asahi Group Holdings, Toronto-Dominion Bank, Sparebanken Vest, Diacel Corp and Mondi PLC. Buys and sells were relatively anemic due to the long-standing bull market run and few undervalued investment opportunities. The March 2020 market downturn opened up a larger value set, with the Fund purchasing eight companies that had long been on the watchlist. Investments trended thematically into: 1) stocks down substantially that might rebound strongly within 12 to 24 months or 2) defensive names typically defined as “recession resistant”. The majority of new holdings already showed promise, with stock prices ticking higher after purchase.
A Look Ahead
We believe that the market bottomed out in the third week of March, with substantial volatility expected in ensuing months. While the market sell-off was quick and sharp, a recovery may be more protracted. The same could be said for the global economy. Recessions are likely in many countries; the timeline might extend as conditions normalize in the U.S. and Europe at a far slower pace than in China and South Korea. Conventional wisdom suggests that markets recover far in advance of broader economic trends. If the market has already troughed, we may see fits and spurts of growth and retraction in the coming months. Rapid portfolio adjustments may help returns and reposition the Fund for a market recovery.

Pear Tree Polaris Foreign Value Fund

Top 10 Holdings
Percentage of total net assets	25.0%
Mondi plc	2.8%
Yara International ASA	2.7%
Hannover Rueck SE	2.7%
Svenska Handelsbanken AB, Class A	2.6%
Samsung Electronics Company Limited	2.5%
Michelin (CGDE)	2.4%
Taylor Wimpey plc	2.4%
Bellway plc	2.4%
Novartis AG	2.3%
SKF AB-B	2.2%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.
Sector Allocation
Percentage of total net assets	100.0%
Financials	23.4%
Materials	19.5%
Consumer Discretionary	14.8%
Industrials	13.3%
Communication Services	8.3%
Consumer Staples	5.6%
Information Technology	5.5%
Health Care	3.3%
Utilities	1.8%
Cash and Other Assets (Net)	4.5%

Top 10 Country Allocations
Percentage of total net assets	80.9%
United Kingdom	18.7%
Germany	11.7%
South Korea	10.7%
France	8.3%
Japan	8.2%
Norway	6.7%
Sweden	6.6%
Canada	5.1%
Ireland	2.6%
Switzerland	2.3%
Value of a $10,000 Investment
Pear Tree Polaris Foreign Value (PTFV) Ordinary Shares vs. MSCI EAFE Index

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

Pear Tree Polaris Foreign Value Fund

Average Annual Total Returns
	1Q 2020	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(33.17)%	(26.91)%	(27.75)%	(3.46)%	2.73%	4.45%	05/15/1998
Institutional Shares (1)	(33.09)%	(26.79)%	(27.50)%	(3.15)%	3.03%	5.67%	12/18/1998
R6 Shares (1)	(33.10)%	(26.70)%	(27.43)%	—%	—%	(5.60)%	02/06/2017
MSCI EAFE (2)	(22.72)%	(16.37)%	(13.92)%	(0.13)%	3.20%	3.57%	————————

(1)
Institutional Shares and R6 Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution (12b-1) fees.

(2)
The MSCI Europe, Australia, and Far East (“MSCI EAFE”) Index is an unmanaged index comprised of stocks in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date for the Index is 05/29/98. The MSCI EAFE Index is maintained by MSCI Inc.

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or other economic developments and can perform differently than the U.S. market.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

Pear Tree Polaris Foreign Value Fund

This page intentionally left blank.

Pear Tree Polaris Foreign Value Small Cap Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$597.9 Million
Number of Portfolio Holdings	85
Average Price to Book Ratio	1.1
Average Price to Earnings Ratio	9.3
	Ordinary	Institutional	R6
Total Expense Ratio (Gross)*	1.54%	1.29%	1.15%
Total Expense Ratio (Net)*	1.44%	1.07%	1.05%
Ticker Symbol	QUSOX	QUSIX	QUSRX

*
per prospectus dated August 1, 2019. See financial highlights for the total expense ratios for the year ended March 31, 2020.

All Data as of March 31, 2020
Investment Commentary
(prepared by Polaris Capital Management, LLC, subadviser to Pear Tree Polaris Foreign Value Small Cap Fund)
For the fiscal year ended March 31, 2020, the Pear Tree Polaris Foreign Value Small Cap Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the MSCI ACWI ex USA Small Cap Index (the “Index”). The Fund had a return of (23.73%) at net asset value compared to (20.84%) for the Index.
Market Conditions and Investment Strategies
Relatively benign results in the June and September quarters gave way to 10% gains for the Fund the December 2019 quarter. Those results were quickly erased by the steep market declines of more than 20% (considered bear market territory) in March 2020. No sector or country was left unscathed at the benchmark level, and annual results were skewed as a result.
One bright spot was the Fund’s absolute positive returns in Energy, Health Care and Real Estate sectors, which were unfortunately overshadowed by declines in Consumer Discretionary and Financials, where the Fund was overweight. At the country level, the Fund outperformed and was overweight in Scandinavian countries, as well as Thailand and Taiwan. Those gains were more than offset by losses in the U.K. and Norway. In fact, four of the five largest detractors came from the U.K., including car parts retailer, Halfords Group, homebuilders Vistry Group and Crest Nicholson, and theater operator, Cineworld Group.
While COVID-19 had an adverse impact on most global markets and companies, critical services boomed. Prima Meat Packers was up more than 20%, as consumers stocked up freezers; consumer electronics suppliers clamored for Taiwan Union Technology’s copper clad laminates; and UDG Healthcare was up after reporting strong semi-annual results in its two divisions, both of which are focused on the pharma industry. UDG’s pharma packaging business, Sharp, was considered an “essential service” with robust demand, although it has faced disruption to production schedules and capacity due to COVID-19 working protocols. Indian Financials, South Indian Bank Limited and LIC Housing Finance, declined on market liquidity issues, asset quality stress and interest margin compression.
Portfolio Changes
Few undervalued, fundamentally strong companies appeared on the 2019 radar, as the long bull market continued. In fact, the Fund purchased interests in only three companies over a nine-month period. However, the swift global market declines in 2020, precipitated on the COVID-19 pandemic and oil supply/demand imbalances, lent to new investment opportunities. Fund management purchased interests in 14 new holdings to the Fund in the March 2020 quarter, alternating between defensive sectors and high-quality cyclicals that may better navigate an economic downturn. The majority of new holdings already showed promise, with stock prices ticking higher after purchase. Additionally, the Fund added to existing portfolio holdings, overweighting defensives. The Fund completed seven sales during the year, most of which were exited due to concerns about changing business dynamics.

Pear Tree Polaris Foreign Value Small Cap Fund

A Look Ahead
While the March 2020 market sell-off was quick and sharp, a recovery may be more protracted. The same could be said for the global economy. Recessions (two quarters of GDP decline) are likely in many countries; the timeline might extend as conditions normalize in the U.S. and Europe at a far slower pace than in China and South Korea. In the meantime, the Fund is actively seeking out attractively priced defensive companies that may serve to upgrade portfolio quality, while simultaneously positioning the Fund for an eventual market recovery.
Top 10 Holdings
Percentage of total net assets	25.3%
Prima Meat Packers Limited	3.2%
Iwatani Corporation	3.0%
Glanbia plc	2.7%
Ratch Group PCL	2.7%
Redes Energéticas Nacionais, SGPS, S.A.	2.6%
Kanematsu Corporation	2.5%
Lancashire Holdings Limited	2.3%
De'Longhi SpA	2.3%
Equatorial Energia S.A.	2.0%
NIIT Technologies Limited	2.0%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio
Sector Allocation
Percentage of total net assets	100.0%
Financials	15.4%
Information Technology	14.1%
Industrials	13.9%
Consumer Discretionary	13.0%
Consumer Staples	10.0%
Utilities	7.3%
Materials	6.5%
Energy	3.0%
Real Estate	2.4%
Health Care	1.7%
Communications Services	0.4%
CASH + other assets (net)	12.3%

Top 10 Country Allocations
Percentage of total net assets	70.9%
Japan	14.9%
Taiwan	11.9%
United Kingdom	11.3%
Ireland	7.6%
Norway	6.5%
Thailand	4.7%
India	4.0%
China	3.8%
Hong Kong	3.3%
South Korea	2.9%
Value of a $10,000 Investment
Pear Tree Polaris Foreign Value Small Cap (PTFVSC) Ordinary Shares vs. MSCI ACWI ex USA Small Cap Index

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

Pear Tree Polaris Foreign Value Small Cap Fund

Average Annual Total Returns
	1Q 2020	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(30.70)%	(22.18)%	(23.73)%	(2.88)%	3.28%	3.11%	05/01/2008
Institutional Shares (1)	(30.65)%	(22.06)%	(23.50)%	(2.56)%	3.58%	3.39%	05/01/2008
R6 Shares (1)	(30.60)%	(22.01)%	(23.46)%	—%	—%	(4.27)%	02/06/2017
MSCI ACWI ex USA Small Cap (2)	(28.94)%	(21.07)%	(20.84)%	(0.44)%	3.16%	1.86%	—

(1)
Institutional Shares and R6 Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution (12b-1) fees.

(2)
The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States). With 2,372 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. You cannot invest directly in an index. For comparative performance purposes, the beginning date of the Index is 05/01/08. The MSCI ACWI ex USA Small Cap Index is maintained by MSCI Inc.

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or other economic developments and can perform differently than the U.S. market.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.
Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies.

Pear Tree Polaris Foreign Value Small Cap Fund

This page intentionally left blank.

Pear Tree Polaris International Opportunities Fund (Formerly Pear Tree PNC International Small Cap Fund)

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$13.3 Million
Number of Portfolio Holdings	42
Average Price to Book Ratio	2.2
Average Price to Earnings Ratio	11.6
	Ordinary	Institutional	R6
Total Expense Ratio (Gross)*	1.75%	1.50%	1.35%
Total Expense Ratio (Net)*	1.75%	1.38%	1.35%
Ticker Symbol	QISOX	QISIX	QISRX

*
per prospectus dated August 1, 2019. See financial highlights for the total expense ratios for the year ended March 31, 2020.

All Data as of March 31, 2020
Investment Commentary
(prepared by PNC Capital Advisors LLC, former subadviser to Pear Tree PNC International Small Cap Fund and Polaris Capital Management LLC, current subadviser to Pear Tree Polaris International Opportunities Fund)(1)
For the annual period ended March 31, 2020, Pear Tree Polaris International Opportunities Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the MSCI ACWI ex USA Index (the “Index”)(2). The Fund achieved a return of  (24.50%) at net asset value compared to (15.14%) for the Index.
Market Conditions and Investment Strategies
In the first six months, international investors had to contend with slowing global growth due to concerns around continued trade tensions. Oil price volatility and US dollar strength also contributed to market uncertainty. The largest contributors to returns by country were Japan, Finland, and Australia, while the largest detractors were France, Singapore, and Brazil. By sector, the largest contributors to returns were Information Technology, Financials, and Communication Services. The largest detractors by sector were Consumer Discretionary, Consumer Staples, and Energy. Lasertec Corp, Revenio Group Oyj, and RAKUS Co., Ltd. were the top three contributors to relative investment results. Anton Oilfield Services Group, Buford Capital Limited, and BK Brasil Operacao e Assessoria a Restaurantes SA were the bottom three detractors from relative investment results.
November 2019 was an inauspicious time to transition the Fund to its new investment strategy, as the markets cratered just a few months later. By March 2020, global markets entered bear market territory (down more than 20%) due to the COVID-19 pandemic in combination with low oil prices wrought from supply/demand imbalances.
No sector or country was left unscathed by decline, as evidenced by negative Index performances. Cyclicals sectors, like Industrials, Financials and Consumer Discretionary, suffered most in this new period of volatility, while defensives fared relatively better. The Fund mirrored those patterns, underperforming the benchmark due to exposure in emerging market banks, specialty finance, staffing companies and travel-related businesses.
On a country level, the Fund outperformed in most Asian countries and Scandinavia; detractors of note were the United Kingdom, South Korea and Canada. Gains were noted in Taiwanese companies, including Sinbon Electronics, the electronic component integration manufacturer, and Poya International Co., which manages chain retail stores selling personal care products, housewares, small appliances, stationeries, and snacks throughout the island. Conversely, U.K. homebuilder Countryside Properties and building supplies store, Travis Perkins, were impacted by the Britain’s lockdown, which shut down construction sites and home sales.
Portfolio Changes
The Fund transitioned to a new strategy from November 15, 2019 until January 1, 2020. During this time and in the first quarter, the Fund added nearly 40 holdings, focusing on quality companies with healthy

(1)
For the first six months of the annual period, the Fund was subadvised by PNC Capital Advisors LLC (“PNC”). Polaris Capital Management LLC (“Polaris”) began managing the Fund with the current principal investment strategies on January 1, 2020 after a transition period beginning November 15, 2019.

 (2)
As of November 15, 2019 the Fund replaced its benchmark with the MSCI ACWI (ex USA) due to a change in the Fund’s subadviser and investment strategy.

Pear Tree Polaris International Opportunities Fund (Formerly Pear Tree PNC International Small Cap Fund)

growth profiles and reasonable valuations. The opportunity set widened by the end of March, as interest in eight more companies were purchased. Latin American and frontier markets also played a larger role in this Fund, as evidenced by purchases in Brazil, Peru, Mexico, Egypt, Kenya, South Africa and a handful of Asian countries.
A Look Ahead
While the March 2020 global market sell-off was quick and sharp, a recovery may be more protracted. The same could be said for the global economy. Recessions (two quarters of GDP decline) are likely in many countries; the timeline might extend as conditions normalize in the U.S. and Europe at a far slower pace than in China and South Korea. We believe that the opportunistic purchases made in late March will allow the Fund to participate in a market recovery, likely based on the availability of a treatment/vaccine for COVID-19. While volatility may persist in the coming quarters, we will continue making adjustments, increasing and diversifying holdings, and deploying cash to maintain the investment discipline.
Top 10 Holdings
Percentage of total net assets	32.5%
POYA International Co., Ltd.	3.9%
Groupe SEB	3.9%
SINBON Electronics Co., Ltd.	3.8%
Public Bank Bhd	3.2%
Henkel AG & Company, KGaA	3.1%
Bravida Holding AB	3.1%
Ringkjoebing Landbobank A/S	3.0%
Bunzl plc	2.9%
BizLink Holding Inc.	2.9%
Credicorp Ltd.	2.7%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio
Sector Allocation
Percentage of total net assets	100.0%
Industrials	21.8%
Consumer Discretionary	20.6%
Financials	19.8%
Information Technology	8.1%
Materials	5.4%
Health Care	3.2%
Consumer Staples	3.1%
Utilities	2.0%
Real Estate	1.3%
CASH + other assets (net)	14.7%

Top 10 Country Allocations
Percentage of total net assets	63.8%
Taiwan	13.6%
United Kingdom	11.2%
China	7.8%
Germany	6.5%
France	6.1%
Ireland	5.7%
Sweden	3.5%
Italy	3.2%
Malaysia	3.2%
Denmark	3.0%
Value of a $10,000 Investment
Pear Tree Polaris International Opportunities Fund (QISOX) Ordinary Shares vs. MSCI ACWI ex USA Index

Pear Tree Polaris International Opportunities Fund (Formerly Pear Tree PNC International Small Cap Fund)

Average Annual Total Returns
	1Q 2020	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(32.88)%	(25.13)%	(24.50)%	— %	— %	(17.45)%	01/30/2019
Institutional Shares (1)	(32.77)%	(24.95)%	(24.10)%	— %	— %	(17.08)%	01/30/2019
R6 Shares (1)	(32.77)%	(24.93)%	(24.08)%	— %	— %	(17.06)%	01/30/2019
MSCI ACWI ex USA Small Cap (2)	(28.94)%	(21.07)%	(20.84)%	— %	— %	(16.52)%	————————
MSCI ACWI ex USA (3)	(23.26)%	(16.37)%	(15.14)%	— %	— %	(11.15)%	———————

(1)
Institutional Shares and R6 Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution (12b-1) fees.

(2)
The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States). With 2,372 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. You cannot invest directly in an index. For comparative performance purposes, the beginning date of the Index is 01/30/19. The MSCI ACWI ex USA Small Cap Index is maintained by MSCI Inc.

(3)
The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States) and 26 Emerging Markets (EM) countries. With 2,408 constituents, the index covers approximately 85% of the global equity opportunity set outside the United States. You cannot invest directly in an index For comparative performance purposes, the beginning date of the Index is 01/30/2019. The MSCI ACWI ex USA Index is maintained by MSCI Inc.

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or other economic developments and can perform differently than the U.S. market.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.
Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies.

Pear Tree Polaris Small Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2020
Common Stock — 95.1%
	Shares	Value
AEROSPACE & DEFENSE — 1.1%
Vectrus, Inc. (a)	17,200	$712,252
AUTO COMPONENTS — 0.7%
LCI Industries	7,200	481,176
AUTOMOBILES — 2.5%
Winnebago Industries, Inc.	59,767	1,662,120
BANKS — 25.6%
Ameris Bancorp	57,600	1,368,576
BOK Financial Corporation	23,464	998,628
Brookline Bancorp, Inc.	147,900	1,668,312
Bryn Mawr Bank Corporation	30,546	866,895
Cambridge Bancorp	31,030	1,613,560
Central Pacific Financial Corporation	43,583	692,970
Colony Bankcorp, Inc.	157,079	1,963,487
Dime Community Bancshares, Inc.	46,900	642,999
F.N.B. Corporation	157,280	1,159,154
International Bancshares Corporation	53,600	1,440,768
OFG Bancorp	108,400	1,211,912
RBB Bancorp	61,762	847,375
South Plains Financial, Inc.	149,900	2,321,951
		16,796,587
CAPITAL MARKETS — 2.0%
Hercules Capital, Inc.	175,174	1,338,326
CHEMICALS — 2.1%
Cabot Corporation	25,273	660,131
Ferro Corporation (a)	73,035	683,608
		1,343,739
COMMERCIAL SERVICES & SUPPLIES — 1.1%
Insperity, Inc.	19,200	716,160
CONSTRUCTION MATERIALS — 2.1%
Eagle Materials, Inc.	24,100	1,407,922
ELECTRIC UTILITIES — 3.5%
ALLETE, Inc.	38,100	2,311,908
ELECTRICAL EQUIPMENT — 1.8%
Regal Beloit Corporation	18,989	1,195,357

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2020
	Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.4%
Arrow Electronics, Inc. (a)	12,800	$663,936
Insight Enterprises, Inc. (a)	37,327	1,572,586
		2,236,522
ENERGY EQUIPMENT & SERVICES — 1.6%
Dril-Quip, Inc. (a)	33,700	1,027,850
ENTERTAINMENT — 0.5%
Cinemark Holdings, Inc.	31,458	320,557
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.7%
EPR Properties	13,210	319,946
Physicians Realty Trust	102,922	1,434,733
		1,754,679
FOOD PRODUCTS — 3.4%
Sanderson Farms, Inc.	18,050	2,225,926
HEALTH CARE EQUIPMENT & SUPPLIES — 3.7%
Natus Medical, Inc. (a)	104,620	2,419,861
HEALTH CARE TECHNOLOGY — 2.3%
Computer Programs and Systems, Inc.	67,250	1,496,312
HOTELS, RESTAURANTS & LEISURE — 1.0%
Darden Restaurants, Inc.	11,700	637,182
HOUSEHOLD PRODUCTS — 1.0%
Central Garden and Pet Company, Class A (a)	25,700	657,149
INSURANCE — 2.4%
United Insurance Holdings Corporation	171,551	1,585,131
INTERNET & DIRECT MARKETING RETAIL — 1.2%
PetMed Express, Inc.	28,100	808,718
IT SERVICES — 4.8%
CSG Systems International, Inc.	31,300	1,309,905
EVERTEC Inc.	81,100	1,843,403
		3,153,308
MACHINERY — 3.9%
Exco Technologies Limited	315,800	1,203,261
The Middleby Corporation (a)	5,700	324,216
Oshkosh Corporation	16,000	1,029,280
		2,556,757
OIL, GAS & CONSUMABLE FUELS — 0.8%
Diamondback Energy, Inc.	20,770	544,174

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2020
	Shares	Value
PHARMACEUTICALS — 0.9%
Phibro Animal Health Corporation	25,500	$616,335
PROFESSIONAL SERVICES — 7.3%
Barrett Business Services, Inc.	33,900	1,343,796
BG Staffing, Inc.	150,543	1,126,062
Kforce, Inc.	76,694	1,961,066
TriNet Group, Inc. (a)	9,600	361,536
		4,792,460
ROAD & RAIL — 1.6%
Knight-Swift Transportation Holdings, Inc.	32,294	1,059,243
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.0%
MKS Instruments, Inc.	15,800	1,286,910
SPECIALTY RETAIL — 1.9%
Asbury Automotive Group, Inc. (a)	22,146	1,223,124
TEXTILES, APPAREL & LUXURY GOODS — 2.2%
Crocs, Inc. (a)	37,710	640,693
Deckers Outdoor Corporation (a)	6,000	804,000
		1,444,693
TRADING COMPANIES & DISTRIBUTORS — 4.0%
Air Lease Corporation	13,900	307,746
Applied Industrial Technologies, Inc.	25,700	1,175,004
HD Supply, Inc. (a)	29,700	844,371
Univar, Inc. (a)	28,224	302,561
		2,629,682
TOTAL COMMON STOCK
(Cost $68,661,017)		62,442,120

Short Term Investments—6.4%
	Par Value	Value
Money Market—6.4%
State Street Bank Institutional U.S. Government Money Market Fund, 0.32% (b) (Cost $4,211,057)	$4,211,057	$4,211,057
TOTAL INVESTMENTS—101.5% (Cost $72,872,074)		66,653,177
OTHER ASSETS & LIABILITIES (NET)—(1.5)%		(964,408)
NET ASSETS—100%		$65,688,769

(a)
Non-income producing security

(b)
Interest rate reflects seven-day effective yield on March 31, 2020.

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2020
(c)
At March 31, 2020, the unrealized depreciation of investments based on aggregate cost for federal tax purposes of  $73,943,317 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$4,516,879
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(11,807,019)
Net unrealized appreciation/(depreciation)	$(7,290,140)
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

SCHEDULE OF INVESTMENTS

March 31, 2020
Common Stock — 92.8%
	Shares	Value
AEROSPACE & DEFENSE — 0.8%
United Technologies Corporation	9,144	$862,554
BANKS — 4.9%
U.S. Bancorp	76,502	2,635,494
Wells Fargo & Company	90,493	2,597,149
		5,232,643
BEVERAGES — 1.6%
Coca-Cola Company (The)	40,292	1,782,921
COMMUNICATIONS EQUIPMENT — 1.8%
Cisco Systems, Inc.	48,111	1,891,243
DIVERSIFIED FINANCIAL SERVICES — 2.2%
American Express Company	27,352	2,341,605
ELECTRICAL EQUIPMENT — 1.2%
Honeywell International, Inc.	9,627	1,287,996
FOOD & STAPLES RETAILING — 1.3%
Costco Wholesale Corporation	4,829	1,376,893
FOOD PRODUCTS — 1.9%
Nestle, S.A. (b)	19,432	2,001,301
HEALTH CARE EQUIPMENT & SUPPLIES — 5.9%
Abbott Laboratories	20,780	1,639,751
Alcon, Inc.	5,030	255,625
Becton, Dickinson and Company	4,613	1,059,929
Medtronic plc	37,845	3,412,862
		6,368,167
HEALTH CARE PROVIDERS & SERVICES — 8.5%
Anthem, Inc.	13,193	2,995,339
Humana Inc.	4,291	1,347,460
UnitedHealth Group, Inc.	18,991	4,735,975
		9,078,774
HOTELS RESTAURANT & LEISURE — 0.7%
Compass Group plc (b)	50,626	786,728
HOUSEHOLD PRODUCTS — 3.1%
Reckitt Benckiser Group plc	17,543	1,307,392
Unilever plc (b)	40,038	2,024,722
		3,332,114

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2020
	Shares	Value
INDUSTRIAL CONGLOMERATES — 2.8%
3M Company	22,346	$3,050,452
INTERACTIVE MEDIA & SERVICES — 8.3%
Alphabet, Inc. A (a)	2,489	2,892,093
Alphabet, Inc. C (a)	2,630	3,058,190
Facebook, Inc. (a)	14,502	2,418,934
Lyft, Inc.	19,615	526,663
		8,895,880
INTERNET & DIRECT MARKETING RETAIL — 0.7%
Booking Holdings, Inc.	547	735,890
IT SERVICES — 20.3%
Accenture plc	18,495	3,019,493
Cognizant Technology Solutions Corporation	40,336	1,874,414
MasterCard Incorporated	5,634	1,360,949
Microsoft Corporation	45,038	7,102,943
Oracle Corporation	109,825	5,307,842
SAP AG (b)	16,787	1,854,964
Visa, Inc.	8,365	1,347,769
		21,868,374
MULTILINE RETAIL — 2.1%
TJX Companies, Inc. (The)	46,141	2,206,001
PHARMACEUTICALS — 13.0%
Eli Lilly and Company	18,354	2,546,067
Johnson & Johnson	30,066	3,942,554
Merck & Co., Inc.	45,838	3,526,776
Roche Holding ltd. (b)	98,291	3,987,666
		14,003,063
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.1%
Taiwan Semiconductor Manufacturing Co. ltd. (b)	61,981	2,962,072
Texas Instruments, Inc.	25,911	2,589,286
		5,551,358
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 4.4%
Apple, Inc.	18,573	4,722,928
TOBACCO — 2.2%
Philip Morris International, Inc.	33,102	2,415,122
TOTAL COMMON STOCK
(Cost $104,001,907)		99,792,007

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2020
Short Term Investments—6.7%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement 0.00%, 04/01/20, (Dated 03/31/20), Collateralized by 6,795,000 par U.S. Treasury N/B 1.75% due 12/31/2026, Market Value $7,375,666 Repurchase Proceeds $7,226,860 (Cost $7,226,860)	$7,226,860	$7,226,860
TOTAL INVESTMENTS—99.5% (Cost $111,228,767)		107,018,867
OTHER ASSETS & LIABILITIES (NET)—(0.5)%		556,375
NET ASSETS—100%		$107,575,242

(a)
Non-Income producing security

(b)
ADR—American Depositary Receipts

(c)
At March 31, 2020, the unrealized depreciation of investments based on aggregate cost for federal tax purposes of $111,602,488 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$6,324,420
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(10,908,041)
Net unrealized appreciation/(depreciation)	$(4,583,621)
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund (formerly Pear Tree PanAgora Emerging Markets Fund)

SCHEDULE OF INVESTMENTS

March 31, 2020
Common Stock — 97.1%
	Shares	Value
ARGENTINA — 0.3%
Globant S.A.	2,335	$205,200
BRAZIL — 4.5%
B3 SA - Brasil Bolsa Balcao	67,900	469,955
Banco do Brasil S.A.	29,900	160,773
EZ Tec Empreendimentos e Participacoes S.A.	13,400	76,728
Gerdau S.A. (b)	25,500	48,705
Hapvida Participacoes e Investimentos S.A.	32,800	268,122
Magazine Luiza S.A.	111,700	839,650
Notre Dame Intermedica Participacoes S.A.	79,100	685,638
Petroleo Brasileiro S.A. Petrobras (b)	30,400	167,200
Raia Drogasil S.A.	5,700	111,925
Totvs S.A.	17,800	160,193
Weg S.A.	16,000	103,553
		3,092,442
CHINA — 40.5%
Aier Eye Hospital Group Co., Ltd.	71,300	395,849
Alibaba Group Holding Ltd. (a)(b)	31,285	6,084,307
Alibaba Health Information Technology Ltd. (a)	182,000	304,294
Anhui Conch Cement Company Limited H	167,000	1,160,164
ANTA Sports Products Ltd.	82,000	602,455
Baidu, Inc. (a)(b)	10,651	1,073,514
Centre Testing International Group Co., Ltd.	178,000	385,205
China Construction Bank Corporation	354,000	289,541
China Feihe Limited	35,000	62,762
China Huishan Dairy Holdings Co., Ltd. * (a)	208,000	—
China International Capital Corporation Limited - H	149,200	241,370
China International Travel Service Limited	6,100	57,791
China Merchants Bank Co., ltd. - H Shares	183,500	828,555
China Mobile Limited	79,500	591,267
China Overseas Land and Investment Ltd.	192,000	595,708
Country Garden Services Holdings Company Ltd.	53,000	215,379
Gree Electric Appliances Inc.	9,000	66,233
Hanergy Mobile Energy Holding Group * (a)	36,000	—
Hangzhou Tigermed Consulting Co., Ltd.	12,600	113,777
Industrial & Commercial Bank of China Ltd.	408,000	279,494
JD.com Inc. (a)(b)	45,783	1,854,212
Jiangsu Hengli Hydraulic Co., Ltd.	101,383	879,031
Jiangsu Hengrui Medicine Co., Ltd.	18,800	243,922
Kweichow Moutai Co., Ltd.	3,800	595,198
Li Ning Company Limited	305,000	891,220

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund (formerly Pear Tree PanAgora Emerging Markets Fund)

SCHEDULE OF INVESTMENTS (continued)

March 31, 2020
	Shares	Value
CHINA (continued)
Meituan Dianping - b	28,800	$347,950
NetEase.com, Inc. (b)	3,163	1,015,197
Ping An Healthcare and Technology Company Ltd.	83,200	776,030
Ping An Insurance Group H Share	180,500	1,773,226
Shanghai International Airport Co., Ltd.	11,000	94,304
Sunny Optical Technology (Group) Co., Ltd.	48,900	658,607
TAL Education Group (a)(b)	7,620	405,841
Tencent Holdings Limited	64,800	3,178,368
Will Semiconductor Co., Ltd.	8,000	175,833
Wuliangye Yibin Co., Ltd.	46,600	756,837
WuXi Biologics (Cayman) Inc.	49,200	637,894
Yonyou Network Technology Co., Ltd.	14,900	84,992
Zoomlion Heavy Industry Science and Technology Co., Ltd.	522,800	380,392
		28,096,719
EGYPT — 0.2%
Commercial International Bank	40,973	152,282
FRANCE — 0.4%
Airbus SE	1,273	83,219
LVMH Moet Hennessy Louis Vuitton SE	182	67,859
Teleperformance SE	486	101,619
		252,697
GREECE — 0.1%
Greek Organisation of Football Prognostics S.A.	12,257	93,575
HONG KONG — 0.7%
AIA Group Ltd.	53,800	486,886
HUNGARY — 1.1%
OTP Bank Nyrt.	5,980	173,502
Richter Gedeon Nyrt.	29,593	558,091
		731,593
INDIA — 7.1%
Asian Paints Ltd.	38,236	836,983
Dr Reddy's Laboratories Ltd. (b)	5,710	230,284
Escorts Limited	9,201	80,150
HDFC Bank Ltd.	35,088	397,928
Hindustan Unilever Ltd.	39,346	1,195,444
Housing Development Finance Corp Ltd.	20,875	448,398
ICICI Bank Limited	44,804	189,755
Maruti Suzuki India Ltd.	5,174	293,289
Reliance Industries Ltd.	69,783	1,014,673

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund (formerly Pear Tree PanAgora Emerging Markets Fund)

SCHEDULE OF INVESTMENTS (continued)

March 31, 2020
	Shares	Value
INDIA (continued)
UltraTech Cement Ltd.	5,696	$242,142
		4,929,046
INDONESIA — 0.8%
PT Bank Rakyat Indonesia Tbk (a)	2,254,600	417,467
PT Bank Tabungan Pensiunan Nasi	1,335,000	174,344
		591,811
JAPAN — 1.5%
Anritsu Corporation	18,100	337,613
Keyence Corporation	1,240	401,592
Sony Corporation	5,000	298,526
		1,037,731
MEXICO — 1.6%
América Móvil S.A.B. Series L (b)	21,900	257,982
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	16,398	56,124
Grupo Financiero Banorte S.A.B de C.V.	53,300	147,702
Wal-Mart de Mexico, S.A.B. de C.V.	260,300	620,232
		1,082,040
NETHERLANDS — 0.5%
ASML Holding N.V.	1,313	350,696
PERU — 0.0%
Credicorp Ltd.	205	29,329
PHILIPPINES — 0.7%
Ayala Land, Inc.	195,000	115,788
BDO Unibank, Inc.	67,720	137,810
SM Prime Holdings, Inc.	259,600	144,960
Universal Robina Corporation	44,420	90,831
		489,389
POLAND — 0.2%
Dino Polska S.A.	3,816	149,720
RUSSIA — 2.0%
LUKoil P.J.S.C. (b)	7,330	439,800
MMC Norilsk Nickel P.J.S.C. (b)	22,263	554,794
Sberbank	177,470	426,421
		1,421,015
SOUTH AFRICA — 3.6%
Clicks Group Limited	14,569	211,202
FirstRand Limited	33,016	74,793
Naspers Limited N Shares	15,235	2,188,607
		2,474,602

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund (formerly Pear Tree PanAgora Emerging Markets Fund)

SCHEDULE OF INVESTMENTS (continued)

March 31, 2020
	Shares	Value
SOUTH KOREA — 10.9%
LG Household & Healthcare	482	$443,455
Naver Corp.	6,367	889,136
NCSoft Corporation	329	176,209
Nice Information Service Co., Ltd.	6,696	73,156
Samsung Electronics Company Limited	96,406	3,781,482
Shinhan Financial Group Co., Limited	5,461	128,299
SK Hynix, Inc.	29,602	2,025,585
		7,517,322
SWEDEN — 0.2%
Atlas Copco AB	3,405	114,732
SWITZERLAND — 0.7%
Logitech International S.A.	3,677	159,790
Nestle S.A.	3,228	333,428
		493,218
TAIWAN — 13.2%
Accton Technology Corporation	35,000	188,648
Airtac International Group	41,000	611,445
CTBC Financial Holding Co., Ltd.	343,000	203,022
Largan Precision Co., Ltd.	9,500	1,203,148
President Chain Store Corp.	18,000	168,444
Realtek Semiconductor Corporation	135,000	975,398
Taiwan Semiconductor Manufacturing Co., Ltd. (b)	93,000	4,444,470
WIN Semiconductors Corp.	79,000	688,342
Wiwynn Corporation	28,000	649,968
		9,132,885
TURKEY — 0.7%
BIM Birlesik Magazalar A.S.	9,200	70,204
Koç Holding A.S.	35,400	72,341
Turk Telekomunikasyon A.S. (a)	315,357	321,499
		464,044
UNITED KINGDOM — 0.0%
Commercial International Bank S.A.E. (c)	7,222	25,999
UNITED STATES — 5.6%
Estee Lauder Companies, Inc. (The)	591	94,170
Facebook, Inc. (a)	1,460	243,528
MasterCard Incorporated	2,137	516,214
Mercado Libre, Inc.	520	254,062
Microsoft Corporation	8,660	1,365,768
Nike, Inc. B	830	68,674
Nvidia Corporation	1,423	375,103

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund (formerly Pear Tree PanAgora Emerging Markets Fund)

SCHEDULE OF INVESTMENTS (continued)

March 31, 2020
	Shares	Value
UNITED STATES (continued)
Sea Limited (b)	1,790	$79,315
Visa, Inc.	5,018	808,500
XP Inc. Class A	2,660	51,311
		3,856,645
TOTAL COMMON STOCK
(Cost $69,159,065)		67,271,618

Preferred Stock — 0.4%
SOUTH KOREA — 0.4%
Samsung Electronics Co. ltd. (d)	8,986	296,002
(Cost $337,674)
Exchange Traded Funds — 2.2%
UNITED STATES — 2.2%
iShares Core MSCI Emerging Markets ETF	37,400	1,513,578
(Cost $1,774,203)
Short Term Investments—0.6%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement 0.00%, 04/01/20, (Dated 03/31/20), Collateralized by 415,000 par U.S. Treasury N/B-1.75% due 12/31/2026, Market Value $450,464, Repurchase Proceeds $ 441,229 (Cost $441,229)	$441,229	$441,229
TOTAL INVESTMENTS—100.3% (Cost $71,712,171)		69,522,427
OTHER ASSETS & LIABILITIES (Net)—(0.3%)		(194,090)
NET ASSETS—100%		$69,328,337

*
Fair Valued by Valuation Committee as delegated by Pear Tree Funds Board of Trustees that represent 0.0% of net assets as of March 31, 2020

(a)
Non-income producing security.

(b)
ADR—American Depositary Receipts

(c)
GDR—Global Depositary Receipts

(d)
Stock shares same end of period dividend rate as common. There are no rights.

(e)
At March 31, 2020, the unrealized depreciation of investments based on aggregate cost for federal tax purposes of $72,409,263 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$4,598,938
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(7,485,774)
Net unrealized appreciation/(depreciation)	$(2,886,836)

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund (formerly Pear Tree PanAgora Emerging Markets Fund)

SCHEDULE OF INVESTMENTS (continued)

March 31, 2020
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2020
Common Stock — 95.5%
	Shares	Value
AUSTRALIA — 1.1%
BHP Group plc (a)	956,200	$29,011,108
AUSTRIA — 1.2%
Andritz AG	996,200	31,365,524
BELGIUM — 1.7%
Solvay S.A.	581,118	42,495,737
CANADA — 5.1%
Magna International Inc.	1,767,243	56,208,841
Methanex Corporation	2,119,293	25,710,686
Toronto-Dominion Bank	1,161,327	49,208,353
		131,127,880
CHILE — 0.5%
Antofagasta plc	1,371,177	13,199,713
COLOMBIA — 1.7%
Bancolombia S.A. (a)	1,099,700	27,448,512
Bancolombia S.A..	2,504,600	14,901,451
		42,349,963
FINLAND — 1.8%
Kone OYJ, Class B	623,500	35,456,695
Valmet OYJ	509,664	10,033,496
		45,490,191
FRANCE — 8.3%
Imerys S.A.	1,230,558	31,071,376
Ipsos	919,480	19,245,964
Michelin (CGDE)	690,900	61,697,218
Publicis Groupe	1,681,843	48,395,214
Vinci SA	612,100	50,843,743
		211,253,515
GERMANY — 11.7%
BASF SE	599,100	28,475,646
Deutsche Telekom AG	4,363,377	56,788,905
Fresenius SE & Co KGaA	687,600	25,701,799
Hannover Rueck SE	472,900	68,247,131
Heidelberg Cement AG	595,000	25,622,790
Lanxess AG	1,008,200	40,451,108
Muenchener Rueckversicherungs-Gesellschaft	273,630	55,495,950
		300,783,329

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2020
	Shares	Value
INDIA — 1.1%
Infosys Limited - SP (a)	3,423,084	$28,103,520
IRELAND — 2.6%
Greencore Group plc	21,094,335	43,332,091
Ryanair Holdings plc (a)(b)	442,500	23,492,325
		66,824,416
ITALY — 0.0%
Trevi-Finanziaria Industriale SpA (b)	76,022	1,176,683
JAPAN — 8.2%
Asahi Group Holdings Ltd.	1,635,600	53,381,896
Daicel Corporation	4,489,700	32,938,522
Kansai Electric Power Company Inc.	4,130,800	46,226,396
KDDI Corporation	956,500	28,371,705
Sumitomo Mitsui Trust Holdings, Inc.	1,681,700	48,850,535
		209,769,054
NORWAY — 6.7%
DNB Bank ASA	4,684,430	52,529,650
SpareBank 1 SR-Bank ASA	6,612,187	37,597,390
Sparebanken Vest	2,183,075	10,316,316
Yara International ASA	2,220,900	70,244,383
		170,687,739
PUERTO RICO — 2.2%
Popular, Inc.	1,618,550	56,649,250
SINGAPORE — 1.6%
United Overseas Bank Limited	2,985,886	40,843,577
SOUTH AFRICA — 0.2%
Sasol Limited	2,081,935	4,325,140
SOUTH KOREA — 10.7%
Hyundai Mobis Company Limited	202,500	28,195,466
Kia Motors Corporation	1,173,000	25,052,779
KT&G Corporation	761,600	46,733,906
LG Uplus Corporation	5,531,783	49,076,483
Samsung Electronics Company Limited	1,617,838	63,458,960
Shinhan Financial Group Co., Limited	979,400	23,009,685
SK Hynix, Inc.	545,100	37,299,733
		272,827,012
SWEDEN — 6.6%
Duni AB	1,566,400	12,471,828
Loomis AB, Class B	1,607,483	32,767,870

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2020
	Shares	Value
SWEDEN (continued)
SKF AB-B	4,168,200	$57,499,956
Svenska Handelsbanken AB, Class A	7,842,304	65,796,705
		168,536,359
SWITZERLAND — 2.3%
Novartis AG	719,650	59,684,309
TAIWAN — 0.5%
Catcher Technology Company, Ltd.	1,950,000	12,606,022
THAILAND — 1.0%
Siam Commercial Bank PCL	12,677,400	26,751,274
UNITED KINGDOM — 18.7%
Amcor plc (b)	3,284,400	26,669,328
Babcock International Group plc	10,646,152	50,805,373
Bellway plc	2,283,399	61,308,692
Bunzl plc	986,998	20,029,132
Cineworld Group plc	18,014,927	11,134,437
Inchcape plc	5,019,024	27,076,917
Linde plc	328,144	56,768,912
Mondi plc	4,224,400	72,083,214
Next plc	887,050	44,982,890
Signature Aviation plc	12,772,437	26,245,158
Standard Chartered plc	3,658,012	20,308,445
Taylor Wimpey plc	42,000,000	61,458,031
		478,870,529
TOTAL COMMON STOCK
(Cost $3,369,475,015)		2,444,731,844

Short Term Investments—5.1%
	Par Value	Value
Money Market—5.1%
State Street Bank Institutional U.S. Government Money Market Fund 0.32% (c) (Cost $ 129,881,844)	$129,881,844	$129,881,844
TOTAL INVESTMENTS—100.6% (Cost $ 3,499,356,859)		2,574,613,688
OTHER ASSETS & LIABILITIES (NET)—(0.6)%		(14,724,705)
NET ASSETS—100%		$2,559,888,983

(a)
ADR—American Depository Receipts

(b)
Non income producing.

(c)
Interest rate reflects seven-day effective yield on March 31, 2020

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2020
(d)
At March 31, 2020, the unrealized depreciation of investments based on aggregate cost for federal tax purposes of $3,534,141,641 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$55,728,980
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,015,256,933)
Net unrealized appreciation/(depreciation)	$(959,527,953)
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2020
Common Stock — 87.7%
	Shares	Value
BRAZIL — 2.0%
Equatorial Energia S.A.	3,597,085	$12,205,498
CHINA — 3.8%
China Hongxing Sports Limited * (a)	10,258,400	—
Shanghai Mechanical & Electrical Industry Co., Limited - B	8,344,566	9,179,023
Xinhua Winshare Publishing and Media Co., Limited	17,426,500	11,218,319
Xtep International Holdings Limited	6,143,000	2,020,867
		22,418,209
COLUMBIA — 0.3%
Tecnoglass, Inc.	393,764	1,519,929
CZECH REPUBLIC — 0.8%
Moneta Money Bank A.S.	2,293,900	4,747,153
DENMARK — 0.9%
DFDS A/S	153,610	3,514,999
Ringkjoebing Landbobank A/S	36,500	2,058,402
		5,573,401
EGYPT — 0.3%
Egypt Kuwait Holding Company S.A.E.	1,940,882	1,814,725
FINLAND — 1.1%
Valmet OYJ	330,316	6,502,763
FRANCE — 2.3%
Alten S.A.	29,100	2,098,198
Bonduelle S.A.	337,800	6,996,185
Elis S.A.	505,000	4,806,721
		13,901,104
GERMANY — 0.8%
NORMA Group SE	111,100	2,080,687
Sixt SE	43,725	2,368,984
		4,449,671
GREECE — 0.3%
Jumbo S.A.	148,100	2,010,062
HONG KONG — 3.3%
AMVIG Holdings Limited	18,284,000	3,491,001
Samson Holding Limited (a)	74,790,800	2,460,398
VSTECS Holding Limited	8,587,360	3,999,299

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2020
	Shares	Value
HONG KONG (continued)
VTech Holdings Limited	1,366,700	$9,882,478
		19,833,176
INDIA — 4.0%
LIC Housing Finance Limited	2,090,700	6,529,011
NIIT Technologies Limited	803,875	12,189,689
South Indian Bank Limited	65,356,800	4,967,553
		23,686,253
IRELAND — 7.6%
C&C Group plc	862,300	2,113,367
Glanbia plc	1,468,700	15,969,600
Greencore Group plc	4,229,300	8,687,850
Irish Continental Group plc (b)	605,400	2,160,883
Origin Enterprises plc	3,090,204	6,801,840
UDG Healthcare plc	1,262,085	9,925,524
		45,659,064
ITALY — 2.3%
De'Longhi SpA	810,336	13,604,854
JAPAN — 14.9%
Daicel Corporation	897,700	6,585,944
Dowa Holdings Co., Limited	234,400	6,165,955
Iwatani Corporation	529,300	17,767,195
Kanematsu Corporation	1,424,400	14,688,359
Mizuho Leasing Company, Limited	440,000	8,620,391
Nihon House Holdings Co., Limited	1,596,400	4,349,298
Prima Meat Packers Limited	840,300	19,166,450
Sanwa Holdings Corporation	252,200	1,979,235
Tsubakimoto Chain Co., Limited	283,500	6,484,820
VT Holdings Co., Limited	1,152,400	3,139,646
		88,947,293
MEXICO — 0.6%
Gentera SAB de C.V.	4,438,667	1,735,274
Grupo Aeroportuario del Centro Norte SAB de C.V.	580,600	1,987,149
		3,722,423
NORWAY — 6.5%
ABG Sundal Collier Holding ASA	10,021,788	2,964,741
Borregaard ASA	895,311	8,324,155
Fjord1 ASA	1,100,475	3,699,466
Sbanken ASA	577,302	2,816,811
SpareBank Nord-Norge	735,389	3,679,982
Sparebank 1 Oestlandet	568,688	4,096,625

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2020
	Shares	Value
NORWAY (continued)
Sparebank 1 SMN	746,528	$4,847,119
SpareBank 1 SR-Bank ASA	796,526	4,529,106
Sparebanken Vest	788,092	3,724,199
		38,682,204
PORTUGAL — 2.6%
Redes Energéticas Nacionais, SGPS, S.A.	6,160,405	15,744,941
SOUTH KOREA — 2.9%
Cuckoo Holdings Co., Limited	90,444	5,542,467
DGB Financial Group, Inc.	823,742	3,105,907
ENF Technology Co., Limited	478,817	8,849,864
		17,498,238
SWEDEN — 2.5%
Duni AB	356,845	2,841,234
Hexpol AB	340,000	2,044,917
Loomis AB, Class B	495,761	10,105,881
		14,992,032
TAIWAN — 11.9%
BizLink Holding, Inc.	397,000	2,152,936
Cathay Real Estate Development Co., Limited	6,087,300	3,472,246
Elite Material Co., Limited	2,392,600	8,386,343
Hitron Technologies, Inc.	12,061,800	7,019,747
Holtek Semiconductor, Inc.	4,380,500	8,633,097
Huaku Development Co., Limited	3,997,800	10,919,375
Kings Town Bank	6,255,500	5,864,240
Sercomm Corporation	3,899,000	8,096,728
Sitronix Technology Corporation	1,999,100	7,800,334
Taiwan Union Technology Corporation	2,161,900	8,721,518
		71,066,564
THAILAND — 4.7%
Hana Microelectronics PCL	10,767,480	7,546,341
Ratch Group PCL	9,192,600	15,966,426
Thanachart Capital PCL	4,556,800	4,616,854
		28,129,621
UNITED KINGDOM — 11.3%
Cineworld Group plc	3,796,300	2,346,369
Coats Group plc	3,645,200	1,928,401
Countryside Properties plc	550,400	1,953,506
Crest Nicholson Holdings plc	2,611,400	5,707,449
Halfords Group plc	5,897,085	5,126,067
Inchcape plc	1,026,407	5,537,319

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2020
	Shares	Value
UNITED KINGDOM (continued)
Keller Group plc	1,205,439	$7,896,279
Lancashire Holdings Limited	1,817,539	14,044,847
OneSavings Bank plc	2,935,517	9,168,613
Signature Aviation plc	1,780,068	3,657,733
Vistry Group plc	925,325	6,637,557
Vitec Group plc	289,708	2,309,043
Wetherspoon (J.D.) plc	112,290	1,235,490
		67,548,673
TOTAL COMMON STOCK
(Cost $696,797,320)		524,257,851

Short Term Investments—16.1%
	Par Value	Value
Money Market—16.1%
State Street Bank Institutional U.S. Government Money Market Fund, 0.32% (c) (Cost $96,189,572)	$96,189,572	$96,189,572
TOTAL INVESTMENTS—103.8% (Cost $792,986,892)		620,447,423
OTHER ASSETS & LIABILITIES (NET)—(3.8)%		(22,506,889)
NET ASSETS—100%		$597,940,534

*
Fair Valued by Valuation Committee as delegated by the Pear Tree Funds Board of Trustees that represents 0.00% of net assets as of March 31, 2020.

(a)
Non-income producing security

(b)
Common Stock Unit

(c)
Interest rate reflects seven-day effective yield on March 31, 2020

(d)
At March 31, 2020, the unrealized depreciation of investments based on aggregate cost for federal tax purposes of $805,600,184 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$19,843,310
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(204,996,071)
Net unrealized appreciation/(depreciation)	$(185,152,761)

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2020
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris International Opportunities Fund

SCHEDULE OF INVESTMENTS

March 31, 2020
Common Stock — 82.1%
	Shares	Value
AUSTRALIA — 2.1%
Macquarie Group Limited	5,400	$284,243
BRAZIL — 2.0%
Equatorial Energia S.A.	78,100	265,006
CANADA — 1.0%
goeasy Ltd.	4,891	126,051
CHINA — 7.8%
ANTA Sports Products Ltd.	34,000	249,798
China MeiDong Auto Holdings Limited	176,000	275,190
Gree Electric Appliances, Inc.	34,600	254,631
Midea Group Co., Ltd.	36,700	250,527
		1,030,146
DENMARK — 3.0%
Ringkjoebing Landbobank A/S	7,000	394,762
EGYPT — 1.1%
Integrated Diagnostics Holdings	43,165	144,602
FRANCE — 6.1%
Alten S.A.	4,200	302,833
Groupe SEB	4,100	512,653
		815,486
GERMANY — 3.4%
Brenntag AG	7,500	279,516
VIB Vermögen AG	7,009	176,050
		455,566
INDONESIA — 2.2%
PT Bank Rakyat Indonesia Tbk (a)	1,599,400	296,149
IRELAND — 5.7%
Irish Continental Group plc	49,500	176,682
Ryanair Holdings plc (b)	5,800	307,922
UDG Healthcare plc	35,300	277,613
		762,217
ITALY — 3.2%
Brembo S.p.A.	34,000	254,514
Interpump Group S.p.A.	7,200	174,343
		428,857

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris International Opportunities Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2020
	Shares	Value
JAPAN — 1.8%
BeNEXT Group, Inc.	49,800	$236,624
KENYA — 2.6%
Equity Group Holdings Limited	1,047,931	338,670
MALAYSIA — 3.2%
Public Bank Bhd	115,100	423,632
MEXICO — 2.0%
Gentera SAB de C.V.	141,510	55,323
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	19,400	66,398
Grupo Aeroportuario del Pacífico, S.A.B. de C. V.	11,700	63,977
Grupo Aeroportuario del Sureste, S. A. B. de C.V., Series B	7,700	73,405
		259,103
PERU — 2.7%
Credicorp Ltd.	2,500	357,675
SOUTH AFRICA — 1.7%
FirstRand Limited	98,100	222,231
SOUTH KOREA — 2.2%
Soulbrain Co., Ltd.	5,700	297,326
SWEDEN — 3.5%
Bravida Holding AB	57,300	405,633
Hexpol AB	10,800	64,956
		470,589
TAIWAN — 13.6%
BizLink Holding Inc.	70,400	381,780
Chailease Holding Co., Ltd.	44,000	133,128
POYA International Co., Ltd.	36,300	514,945
SINBON Electronics Co., Ltd.	122,300	507,536
Taiwan Semiconductor Manufacturing Co., Ltd.	29,000	262,752
		1,800,141
UNITED KINGDOM — 11.2%
Amcor plc	43,700	354,844
Bunzl plc	19,036	386,297
Countryside Properties plc	81,965	290,914
Howden Joinery Group plc	52,600	335,388
SSP Group plc	32,600	124,840
		1,492,283
TOTAL COMMON STOCK
(Cost $14,923,952)		10,901,359

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris International Opportunities Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2020

	Shares	Value
Preferred Stock — 3.1%
GERMANY — 3.1%
Henkel AG & Company, KGaA (d)	5,100	$411,268
(Cost $524,428)
Short Term Investments—11.2%
	Par Value	Value
Money Market—11.2%
State Street Bank Institutional U.S. Government Money Market Fund, 0.32% (c) (Cost $ 1,490,094)	$1,490,094	$1,490,094
TOTAL INVESTMENTS—96.4% (Cost $16,938,474)		12,802,721
OTHER ASSETS & LIABILITIES (NET)—3.6%		480,722
NET ASSETS—100%		$13,283,443

(a)
Non-income producing security

(b)
ADR - American Depositary Receipt

(c)
Interest rate reflects seven-day effective yield on March 31, 2020

(d)
Stock pays a preferencial dividend rate of 0.04 Euros. There are no rights.

(e)
At March 31, 2020, the unrealized depreciation of investments based on aggregate cost for federal tax purposes of  $17,204,712 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$24,881
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,426,872)
Net unrealized appreciation/(depreciation)	$(4,401,991)

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris International Opportunities Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2020
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2020
	Small Cap	Quality	Emerging Markets World Equity	Foreign Value	Foreign Value Small Cap	International Opportunities
Assets:
Investments at value	$66,653,177	$99,792,007	$69,081,198	$2,574,613,688	$620,447,423	$12,802,721
Repurchase agreements	—	7,226,860	441,229	—	—	—
Total Investments	66,653,177	107,018,867	69,522,427	2,574,613,688	620,447,423	12,802,721
Foreign currency at value (Cost $0 for Small Cap, $0 for Quality, $437,341 for Emerging Markets World Equity, $6 for Foreign Value and $1,972,971 for Foreign Value Small Cap, $695,537 for International Opportunities)	—	—	435,036	6	1,969,546	695,773
Cash	17	—	—	—	—	—
Dividends and interest receivable	76,879	158,865	178,924	14,885,421	4,656,795	19,413
Foreign tax reclaims receivable	—	71,256	3,579	5,027,922	432,532	2,674
Receivable for investments sold	3,616,870	—	361,915	—	—	1,780,685
Receivable for shares of beneficial interest sold	1,508	706,478	1,996	10,804,926	1,840,562	—
Other assets	20,530	14,194	16,667	101,818	6,667	2,083
Total Assets	$70,368,981	$107,969,660	$70,520,544	$2,605,433,781	$629,353,525	$15,303,349
Liabilities:
Payable for investments purchased	$4,590,788	$—	$1,065,036	$35,676,103	$29,063,595	$1,996,060
Payable for shares of beneficial interest repurchased	—	272,794	7,525	7,050,852	1,635,908	—
Payable for compensation of manager (Note 3)	49,405	68,591	48,304	2,175,014	524,996	10,979
Payable for distribution fees (Note 3)	14,267	20,997	14,339	102,621	31,244	11
Payable to custodian	8,937	9,077	37,881	220,062	92,791	6,752
Payable to transfer agent (Note 3)	9,641	14,190	9,397	169,178	42,259	671
Payable for foreign capital gain tax	—	—	—	—	—	—
Other accrued expenses and liabilities	7,174	8,769	9,725	150,968	22,198	5,433
Total Liabilities	$4,680,212	$394,418	$1,192,207	$45,544,798	$31,412,991	$2,019,906
Net Assets	$65,688,769	$107,575,242	$69,328,337	$2,559,888,983	$597,940,534	$13,283,443

Investments at cost	$72,872,074	$111,228,767	$71,712,171	$3,499,356,859	$792,986,892	$16,938,474

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2020
PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2020

	Small Cap	Quality	Emerging Markets World Equity	Foreign Value	Foreign Value Small Cap	International Opportunities
Components of Net Assets:
Shares of beneficial interest	$77,613,269	$103,596,773	$113,652,398	$3,512,641,812	$831,527,228	$17,567,155
Total distributable earnings (loss)	(11,924,500)	3,978,469	(44,324,061)	(952,752,829)	(233,586,694)	(4,283,712)
Net Assets Applicable to Outstanding Shares	$65,688,769	$107,575,242	$69,328,337	$2,559,888,983	$597,940,534	$13,283,443
Computation of Net Assets:
Ordinary Shares
Net assets applicable to outstanding shares	$60,007,761	$97,951,267	$64,322,462	$435,137,020	$133,912,380	$48,715
Shares Outstanding	3,883,194	6,503,863	3,532,992	29,348,052	13,293,276	6,103
Net asset value and redemption proceeds per share	$15.45	$15.06	$18.21	$14.83	$10.07	$7.98
Institutional Shares
Net assets applicable to outstanding shares	$5,681,008	$9,623,975	$4,440,104	$1,740,528,041	$367,320,509	$6,994,801
Shares outstanding	303,242	582,144	240,350	117,764,763	36,461,109	872,620
Net asset value and redemption proceeds per share	$18.73	$16.53	$18.47	$14.78	$10.07	$8.02
R6 Shares
Net assets applicable to outstanding shares	$—	$—	$565,771	$384,223,922	$96,707,645	$6,239,927
Shares Outstanding	—	—	63,160	49,785,871	12,839,317	778,455
Net asset value and redemption proceeds per share	$—	$—	$8.96	$7.72	$7.53	$8.02

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

PEAR TREE FUNDS

STATEMENT OF OPERATIONS

STATEMENT OF OPERATIONS (continued)

For the Year Ended March 31, 2020
	Small Cap	Quality	Emerging Markets World Equity	Foreign Value	Foreign Value Small Cap	International Opportunities
Investment Income:
Dividends*	2,155,459	2,540,337	2,221,495	124,335,317	59,244,143	172,316
Interest	19,476	6,940	1,167	2,433,105	843,597	11,028
Sec Lending Income	9,818	251	761	—	—	1,923
Miscellaneous	—	—	1,762	—	—	—
Total Investment Income	$2,184,753	$2,547,528	$2,225,185	$126,768,422	$60,087,740	$185,267
Expenses:
Compensation of manager (Note 3)	883,275	1,347,000	892,964	36,594,094	9,723,796	107,793
Distribution fees, Ordinary Shares (Note 3)	262,013	317,775	209,127	1,793,180	502,024	163
Administrative fees (Note 3)	34,246	41,101	26,965	1,110,244	300,000	3,445
Custodian and fund accounting fees	24,734	34,869	119,047	812,333	322,333	22,417
Regulatory and Compliance (Note 3)	5,643	6,774	4,442	182,690	49,448	566
Transfer agent fees (Note 3):
Ordinary Shares	172,846	208,142	138,272	1,170,517	325,896	119
Institutional Shares	9,009	12,194	7,947	3,966,063	1,099,139	15,391
R6 Shares	—	—	70	50,824	9,378	338
Audit and legal	23,263	20,548	51,890	213,477	158,446	34,255
Registration fees	39,331	43,331	42,902	276,036	125,093	17,432
Insurance	1,739	2,091	1,373	56,829	15,198	177
Compensation of trustees (Note 3)	3,911	4,695	3,075	125,903	34,233	383
Printing	7,315	8,806	5,809	243,113	63,674	782
Miscellaneous	5,986	7,191	4,741	196,428	52,192	656
Total expenses before waivers/reimbursements/reductions	1,473,311	2,054,517	1,508,624	46,791,731	12,780,850	203,917
Management Fee Waiver (Note 3)	—	(365,030)	(196,452)	(3,659,410)	(972,380)	—
Transfer Agent Fee Waiver Institutional Shares (Note 3)	(6,725)	(9,108)	(5,931)	(2,958,205)	(820,486)	(11,206)
Manager Reimbursement R6 Shares (Note 3)	—	—	(740)	(265,092)	—	—
Expenses, Net	$1,466,586	$1,680,379	$1,305,501	$39,909,024	$10,987,984	$192,711
Net investment income/(loss)	$718,167	$867,149	$919,684	$86,859,398	$49,099,756	$(7,444)

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF OPERATIONS (continued)

For the Year Ended March 31, 2020
PEAR TREE FUNDS

STATEMENT OF OPERATIONS (continued)

For the Year Ended March 31, 2020

	Small Cap	Quality	Emerging Markets World Equity	Foreign Value	Foreign Value Small Cap	International Opportunities
Realized and unrealized gain/(loss) on investments,foreign currency, and foreign translation:
Net realized gain/(loss) (Note 2) on:
Investments	$962,876	$17,806,383	$1,678,732	$(77,005,530)	$(71,150,952)	$(82,014)
Foreign denominated assets, liabilities, and currency	832	(589)	(97,951)	(687,078)	(732,064)	(7,003)
Change in unrealized appreciation/(depreciation) of:
Investments	(30,740,026)	(18,843,785)	(10,629,455)	(1,081,095,332)	(185,353,353)	(4,763,275)
Foreign denominated assets, liabilities, and currency	172	40	(4,652)	(329,390)	(141,223)	5,786
Net realized and unrealized gain/(loss) on investment and foreign currency	(29,776,146)	(1,037,951)	(9,053,326)	(1,159,117,330)	(257,377,592)	(4,846,506)
Net increase/(decrease) in net assets resulting from operations	$(29,057,979)	$(170,802)	$(8,133,642)	$(1,072,257,932)	$(208,277,836)	$(4,853,950)

*
Dividends are net of foreign withholding taxes of  $ 19,226 for Small Cap, $ 67,105 for Quality, $ 228,597 for Emerging Markets World Equity, $ 12,087,790 for Foreign Value, $ 3,440,528 for Foreign Value Small Cap, and $ 19,380 for International Opportunities.

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Small Cap
	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$718,167	$388,373
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	963,708	7,453,664
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(30,739,854)	(6,174,893)
Net increase/(decrease) from operations	$(29,057,979)	$1,667,144
Distributions to shareholders
Ordinary Shares	$(7,953,135)	$(8,406,855)
Institutional Shares	(403,647)	(463,104)
R6 Shares	—	—
Total distributions to shareholders	$(8,356,782)	$(8,869,959)
Capital Stock Transactions
Shares Sold
Ordinary Shares	$2,149,451	$16,583,912
Institutional Shares	4,191,361	115,096
R6 Shares	—	—
Distributions reinvested
Ordinary Shares	6,222,376	6,627,515
Institutional Shares	401,328	462,929
R6 Shares	—	—
Shares redeemed
Ordinary Shares	(32,352,225)	(7,355,331)
Institutional Shares	(661,517)	(2,814,218)
R6 Shares	—	—
Net increase (decrease) from capital stock transactions	$(20,049,226)	$13,619,903
Net Increase (Decrease) in Net Assets	$(57,463,987)	$6,417,088
Net Assets Beginning of Year	123,152,756	116,735,668
Net Assets at End of Year	$65,688,769	$123,152,756

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Small Cap
	Year Ended March 31, 2020	Year Ended March 31, 2019
Share Transactions
Shares sold
Ordinary Shares	93,239	618,397
Institutional Shares	148,935	4,090
R6 Shares	—	—
Distributions reinvested
Ordinary Shares	262,769	304,573
Institutional Shares	13,994	17,812
R6 Shares	—	—
Shares redeemed
Ordinary Shares	(1,408,385)	(279,146)
Institutional Shares	(28,482)	(99,018)
R6 Shares	—	—
Increase (Decrease) In Shares Outstanding	(917,930)	566,708

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Quality
	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$867,149	$1,115,122
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	17,805,794	19,115,431
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(18,843,745)	(4,587,864)
Net increase/(decrease) from operations	$(170,802)	$15,642,689
Distributions to shareholders
Ordinary Shares	$(21,298,362)	$(20,504,884)
Institutional Shares	(1,216,611)	(916,016)
R6 Shares	—	—
Total distributions to shareholders	$(22,514,973)	$(21,420,900)
Capital Stock Transactions
Shares Sold
Ordinary Shares	$11,672,040	$51,936,970
Institutional Shares	8,720,267	9,562,377
R6 Shares	—	—
Distributions reinvested
Ordinary Shares	16,434,310	17,024,871
Institutional Shares	1,144,224	873,750
R6 Shares	—	—
Shares redeemed
Ordinary Shares	(46,911,998)	(49,823,054)
Institutional Shares	(4,525,275)	(9,914,270)
R6 Shares	—	—
Net increase (decrease) from capital stock transactions	$(13,466,432)	$19,660,644
Net Increase (Decrease) in Net Assets	$(36,152,207)	$13,882,433
Net Assets Beginning of Year	143,727,449	129,845,016
Net Assets at End of Year	$107,575,242	$143,727,449

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Quality
	Year Ended March 31, 2020	Year Ended March 31, 2019
Share Transactions
Shares sold
Ordinary Shares	704,279	2,530,436
Institutional Shares	448,510	433,827
R6 Shares	—	—
Distributions reinvested
Ordinary Shares	942,334	1,020,064
Institutional Shares	59,845	48,461
R6 Shares	—	—
Shares redeemed
Ordinary Shares	(2,518,292)	(2,749,049)
Institutional Shares	(227,682)	(481,781)
R6 Shares	—	—
Increase (Decrease) In Shares Outstanding	(591,006)	801,958

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Emerging Markets World Equity
	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$919,684	$1,857,595
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	1,580,781	(11,034,006)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(10,634,107)	(1,349,535)
Net increase/(decrease) from operations	$(8,133,642)	$(10,525,946)
Distributions to shareholders
Ordinary Shares	$(1,241,374)	$(1,923,113)
Institutional Shares	(104,488)	(176,757)
R6 Shares	(25,825)	—
Total distributions to shareholders	$(1,371,687)	$(2,099,870)
Capital Stock Transactions
Shares Sold
Ordinary Shares	$6,026,009	$6,307,005
Institutional Shares	2,720,347	728,439
R6 Shares	777,112	100,000
Shares Issued in the Reorganization (Note 2 Reorganization)
Ordinary Shares	—	1,552,736
Institutional Shares	—	157,222
R6 Shares	—	—
Distributions reinvested
Ordinary Shares	1,000,942	1,527,932
Institutional Shares	103,586	175,401
R6 Shares	25,825	—
Shares redeemed
Ordinary Shares	(23,372,858)	(18,806,525)
Institutional Shares	(2,720,676)	(2,977,711)
R6 Shares	(239,742)	—
Net increase (decrease) from capital stock transactions	$(15,679,455)	$(11,235,501)

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Emerging Markets World Equity
	Year Ended March 31, 2020	Year Ended March 31, 2019
Net Increase (Decrease) in Net Assets	$(25,184,784)	$(23,861,317)
Net Assets Beginning of Year	94,513,121	118,374,438
Net Assets at End of Year	$69,328,337	$94,513,121

Share Transactions
Shares sold
Ordinary Shares	292,985	300,631
Institutional Shares	118,774	34,673
R6 Shares	73,369	10,000
Shares Issued in the Reorganization (Note 2 Reorganization)
Ordinary Shares	—	69,257
Institutional Shares	—	6,908
R6 Shares	—	—
Distributions reinvested
Ordinary Shares	46,042	81,057
Institutional Shares	4,700	9,183
R6 Shares	2,418	—
Shares redeemed
Ordinary Shares	(1,089,517)	(912,514)
Institutional Shares	(122,270)	(144,759)
R6 Shares	(22,627)	—
Increase (Decrease) In Shares Outstanding	(696,126)	(545,564)

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value
	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$86,859,398	$62,144,926
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	(77,692,608)	(23,085,330)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(1,081,424,722)	(167,168,707)
Net increase/(decrease) from operations	$(1,072,257,932)	$(128,109,111)
Distributions to shareholders
Ordinary Shares	$(8,402,060)	$(7,112,102)
Institutional Shares	(40,290,824)	(29,863,016)
R6 Shares	(15,956,930)	(7,346,497)
Total distributions to shareholders	$(64,649,814)	$(44,321,615)
Capital Stock Transactions
Shares Sold
Ordinary Shares	$55,194,149	$82,711,079
Institutional Shares	847,645,361 *	1,739,231,784
R6 Shares	645,238,508	99,357,978
Distributions reinvested
Ordinary Shares	8,017,095	6,801,565
Institutional Shares	36,228,433	27,674,143
R6 Shares	7,353,409	2,654,418
Shares redeemed
Ordinary Shares	(226,193,798)	(153,415,484)
Institutional Shares	(939,856,072)	(483,980,033)
R6 Shares	(356,878,687)	(36,157,779)
Net increase (decrease) from capital stock transactions	$76,748,398	$1,284,877,671
Net Increase (Decrease) in Net Assets	$(1,060,159,348)	$1,112,446,945
Net Assets Beginning of Year	3,620,048,331	2,507,601,386
Net Assets at End of Year	$2,559,888,983	$3,620,048,331

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value
	Year Ended March 31, 2020	Year Ended March 31, 2019
Share Transactions
Shares sold
Ordinary Shares	2,717,677	3,934,450
Institutional Shares	44,337,678	81,905,520
R6 Shares	59,427,810	9,127,656
Distributions reinvested
Ordinary Shares	376,743	357,601
Institutional Shares	1,709,695	1,460,377
R6 Shares	664,865	264,648
Shares redeemed
Ordinary Shares	(11,536,935)	(7,255,137)
Institutional Shares	(49,468,579)	(24,187,952)
R6 Shares	(40,013,880)	(3,305,390)
Increase (Decrease) In Shares Outstanding	8,215,074	62,301,773

*
Includes contributions to capital from investment managers/brokers for: Institutional $865.

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value Small Cap
	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$49,099,756	$25,333,950
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	(71,883,016)	(4,220,160)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(185,494,576)	(123,244,543)
Net increase/(decrease) from operations	$(208,277,836)	$(102,130,753)
Distributions to shareholders
Ordinary Shares	$(5,306,861)	$(8,639,659)
Institutional Shares	(18,489,075)	(32,955,256)
R6 Shares	(4,067,199)	(4,443,966)
Total distributions to shareholders	$(27,863,135)	$(46,038,881)
Capital Stock Transactions
Shares Sold
Ordinary Shares	$25,566,446	$41,804,789
Institutional Shares	227,726,864	487,514,614
R6 Shares	64,848,733	71,471,387
Distributions reinvested
Ordinary Shares	4,577,597	7,513,347
Institutional Shares	15,541,927	21,647,508
R6 Shares	3,638,819	4,296,496
Shares redeemed
Ordinary Shares	(71,126,777)	(113,416,223)
Institutional Shares	(483,601,230)	(225,239,386)
R6 Shares	(16,820,349)	(8,003,199)
Net increase (decrease) from capital stock transactions	$(229,647,970)	$287,589,333
Net Increase (Decrease) in Net Assets	$(465,788,941)	$139,419,699
Net Assets Beginning of Year	1,063,729,475	924,309,776
Net Assets at End of Year	$597,940,534	$1,063,729,475

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value Small Cap
	Year Ended March 31, 2020	Year Ended March 31, 2019
Share Transactions
Shares sold
Ordinary Shares	1,962,242	2,963,366
Institutional Shares	17,308,254	33,193,819
R6 Shares	6,977,958	6,684,203
Distributions reinvested
Ordinary Shares	328,379	602,997
Institutional Shares	1,116,518	1,738,756
R6 Shares	349,550	457,074
Shares redeemed
Ordinary Shares	(5,404,594)	(7,602,100)
Institutional Shares	(38,462,577)	(16,341,704)
R6 Shares	(1,787,051)	(771,234)
Increase (Decrease) In Shares Outstanding	(17,611,321)	20,925,177

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	International Opportunities
	Year Ended March 31, 2020	January 30, 2019* March 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$(7,444)	$(53,101)
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	(89,017)	31,732
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(4,757,489)	627,520
Net increase/(decrease) from operations	$(4,853,950)	$606,151
Distributions to shareholders
Ordinary Shares	$(197)	$—
Institutional Shares	(30,677)	—
R6 Shares	(5,039)	—
Total distributions to shareholders	$(35,913)	$—
Capital Stock Transactions
Shares Sold
Ordinary Shares	$1,000	$59,902
Institutional Shares	3,144,495	8,720,736
R6 Shares	7,525,311	1,293,514
Distributions reinvested
Ordinary Shares	197	—
Institutional Shares	30,676	—
R6 Shares	5,039	—
Shares redeemed
Ordinary Shares	—	—
Institutional Shares	(3,175,842)	—
R6 Shares	(37,873)	—
Net increase (decrease) from capital stock transactions	$7,493,003	$10,074,152
Net Increase (Decrease) in Net Assets	$2,603,140	$10,680,303
Net Assets Beginning of Year	10,680,303	—
Net Assets at End of Year	$13,283,443	$10,680,303

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	International Opportunities
	Year Ended March 31, 2020	January 30, 2019* March 31, 2019
Share Transactions
Shares sold
Ordinary Shares	96	5,990
Institutional Shares	395,346	872,074
R6 Shares	653,491	129,351
Distributions reinvested
Ordinary Shares	17	—
Institutional Shares	2,696	—
R6 Shares	443	—
Shares redeemed
Ordinary Shares	—	—
Institutional Shares	(397,495)	—
R6 Shares	(4,830)	—
Increase (Decrease) In Shares Outstanding	649,764	1,007,415

*
Commencement of operation.

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Small Cap Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$23.97	$25.48	$26.35	$21.61	$24.65
Income from Investment Operations:
Net investment income (loss)(a)(b)	0.15	0.07	0.07	0.06	0.16
Net realized and unrealized gain/(loss) on securities	(6.73)	0.22	0.68	4.99	(1.59)
Total from Investment Operations	(6.58)	0.29	0.75	5.05	(1.43)
Less Distributions:
Dividends from net investment income	(0.14)	(0.01)	(0.04)	(0.15)	—
Distributions from realized capital gains	(1.80)	(1.79)	(1.58)	(0.16)	(1.61)
Total Distributions	(1.94)	(1.80)	(1.62)	(0.31)	(1.61)
Net Asset Value, End of Period	$15.45	$23.97	$25.48	$26.35	$21.61
Total Return	(30.27)%	1.87%	2.75%	23.36%	(5.83)%
Net Assets, End of Period (000s)	$60,008	$118,314	$109,341	$109,247	$91,139
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(c)
Gross	1.35%	1.34%	1.35%	1.35%	1.35%
Net	1.35%	1.34%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets(b)	0.63%	0.29%	0.25%	0.25%	0.70%
Portfolio Turnover	28%	24%	18%	37%	17%

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Small Cap Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$28.67	$30.07	$30.80	$25.19	$28.39
Income from Investment Operations:
Net investment income (loss) (a) (b)	0.27 (d)	0.21 (d)	0.19 (d)	0.14	0.23
Net realized and unrealized gain/(loss) on securities	(8.17)	0.28	0.79	5.83	(1.82)
Total from Investment Operations	(7.90)	0.49	0.98	5.97	(1.59)
Less Distributions:
Dividends from net investment income	(0.24)	(0.10)	(0.13)	(0.20)	—
Distributions from realized capital gains	(1.80)	(1.79)	(1.58)	(0.16)	(1.61)
Total Distributions	(2.04)	(1.89)	(1.71)	(0.36)	(1.61)
Net Asset Value, End of Period	$18.73	$28.67	$30.07	$30.80	$25.19
Total Return	(30.02)%	2.30%	3.10%	23.71%	(5.62)%
Net Assets, End of Period (000s)	$5,681	$4,839	$7,395	$7,220	$5,785
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.10%	1.08%	1.10%	1.10%	1.10%
Net	0.98%	0.96%	0.98%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets (b)	1.02%	0.65%	0.62%	0.49%	0.89%
Portfolio Turnover	28%	24%	18%	37%	17%

(a)
Per share numbers have been calculated using the average shares method.

(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio includes net investment income of the investment company in which the fund invests.

(c)
Ratios of expenses to average net assets:

▪
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Does not include expenses of the investment company in which the Fund invests.

(d)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.66	$18.83	$17.52	$16.31	$17.47
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.12	0.14	0.15	0.16	0.15
Net realized and unrealized gain/(loss) on securities	(0.19)	2.23	2.49	2.04	0.72
Total from Investment Operations	(0.07)	2.37	2.64	2.20	0.87
Less Distributions:
Dividends from net investment income	(0.15)	(0.12)	(0.18)	(0.19)	(0.16)
Distributions from realized capital gains	(3.38)	(2.42)	(1.15)	(0.80)	(1.87)
Total Distributions	(3.53)	(2.54)	(1.33)	(0.99)	(2.03)
Net Asset Value, End of Period	$15.06	$18.66	$18.83	$17.52	$16.31
Total Return	(2.98)%	14.16%	14.91%	14.04%	5.47%
Net Assets, End of Period (000s)	$97,951	$137,643	$123,781	$112,513	$113,498
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.54%	1.54%	1.54%	1.55%	1.55%
Net	1.27%	1.25%	1.28%	1.30%	1.29%
Ratio of net investment income (loss) to average net assets(c)	0.62%	0.72%	0.81%	0.97%	0.91%
Portfolio Turnover	35%	57%	48%	31%	35%

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$20.18	$20.15	$18.65	$17.30	$18.39
Income from Investment Operations:
Net investment income (loss) (a) (b) (c)	0.21	0.23	0.24	0.22	0.21
Net realized and unrealized gain/(loss) on securities	(0.25)	2.40	2.65	2.16	0.76
Total from Investment Operations	(0.04)	2.63	2.89	2.38	0.97
Less Distributions:
Dividends from net investment income	(0.23)	(0.18)	(0.24)	(0.23)	(0.19)
Distributions from realized capital gains	(3.38)	(2.42)	(1.15)	(0.80)	(1.87)
Total Distributions	(3.61)	(2.60)	(1.39)	(1.03)	(2.06)
Net Asset Value, End of Period	$16.53	$20.18	$20.15	$18.65	$17.30
Total Return	(2.62)%	14.59%	15.34%	14.30%	5.74%
Net Assets, End of Period (000s)	$9,624	$6,084	$6,064	$6,569	$8,533
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.29%	1.29%	1.29%	1.30%	1.30%
Net	0.90%	0.87%	0.93%	1.05%	1.04%
Ratio of net investment income (loss) to average net assets (c)	1.04%	1.08%	1.17%	1.22%	1.14%
Portfolio Turnover	35%	57%	48%	31%	35%

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)
Ratios of expenses to average net assets:

▪
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund (formerly Pear Tree PanAgora Emerging Markets Fund)

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$20.86	$23.29	$20.40	$18.96	$21.94
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.22	0.38	0.32	0.23	0.33
Net realized and unrealized gain/(loss) on securities	(2.53)	(2.36)	2.85	1.52	(3.02)
Total from Investment Operations	(2.31)	(1.98)	3.17	1.75	(2.69)
Less Distributions:
Dividends from net investment income	(0.34)	(0.45)	(0.28)	(0.31)	(0.29)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.34)	(0.45)	(0.28)	(0.31)	(0.29)
Net Asset Value, End of Period	$18.21	$20.86	$23.29	$20.40	$18.96
Total Return	(11.35)%	(8.31)%	15.63%	9.39%	(12.12)%
Net Assets, End of Period (000s)	$64,322	$89,347	$110,502	$102,633	$107,893
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.70%	1.67%	1.07%	1.21%	1.32%
Net	1.48%	1.46%	0.97%	1.09%	1.31%
Ratio of net investment income (loss) to average net assets(c)	1.01%	1.81%	1.46%	1.21%	1.66%
Portfolio Turnover	104%	172%(f)	50%	47%	82%(e)

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund (formerly Pear Tree PanAgora Emerging Markets Fund)

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$21.16	$23.63	$20.69	$19.23	$22.26
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.26	0.48	0.40	0.34	0.36
Net realized and unrealized gain/(loss) on securities	(2.52)	(2.42)	2.89	1.49	(3.04)
Total from Investment Operations	(2.26)	(1.94)	3.29	1.83	(2.68)
Less Distributions:
Dividends from net investment income	(0.43)	(0.53)	(0.35)	(0.37)	(0.35)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.43)	(0.53)	(0.35)	(0.37)	(0.35)
Net Asset Value, End of Period	$18.47	$21.16	$23.63	$20.69	$19.23
Total Return	(11.02)%	(7.94)%	16.01%	9.68%	(11.88)%
Net Assets, End of Period (000s)	$4,440	$5,061	$7,872	$8,078	$13,489
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.45%	1.41%	0.82%	0.95%	1.07%
Net	1.11%	1.08%	0.61%	0.83%	1.06%
Ratio of net investment income (loss) to average net assets (c)	1.19%	2.21%	1.80%	1.69%	1.78%
Portfolio Turnover	104%	172%(f)	50%	47%	82%(e)

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund (formerly Pear Tree PanAgora Emerging Markets Fund)

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	R6 Shares
	Year Ended March 31,2020	January 28, 2019* through March 31, 2019
Net Asset Value, Beginning of Period	$10.47	$10.00
Income from Investment Operations:
Net investment income (loss) (a) (b) (c)	0.18	0.01
Net realized and unrealized gain/(loss) on securities	(1.26)	0.46
Total from Investment Operations	(1.08)	0.47
Less Distributions:
Dividends from net investment income	(0.43)	—
Distributions from realized capital gains	—	—
Total Distributions	(0.43)	—
Net Asset Value, End of Period	$8.96	$10.47
Total Return	(10.95)%	4.70%***
Net Assets, End of Period (000s)	$566	$105
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.30%	1.64%**
Net	0.99%	0.99%**
Ratio of net investment income (loss) to average net assets (c)	1.58%	0.44%**
Portfolio Turnover	104%	172% (f)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
*
Commenced operations January 28, 2019

**
Annualized.

***
Not Annualized.

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the fund invests.

(d)
Ratios of expenses to average net assets:

▪
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Does not include expenses of the investment company in which the Fund invests.

(e)
Turnover is higher due to a change in strategy as of March 18, 2016

(f)
Turnover is higher due to Emerging Markets acquiring assets of Pear Tree PanAgora Risk Parity Emerging Markets Fund as of May 8, 2018. See Note 2 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$20.77	$21.75	$19.15	$17.03	$18.67
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.44 (b)	0.38 (b)	0.29 (b)	0.23	0.23
Net realized and unrealized gain/(loss) on securities	(6.13)	(1.17)	2.44	2.07	(1.60)
Total from Investment Operations	(5.69)	(0.79)	2.73	2.30	(1.37)
Less Distributions:
Dividends from net investment income	(0.25)	(0.11)	(0.13)	(0.18)	(0.27)
Distributions from realized capital gains	—	(0.08)	—	—	—
Total Distributions	(0.25)	(0.19)	(0.13)	(0.18)	(0.27)
Net Asset Value, End of Period	$14.83	$20.77	$21.75	$19.15	$17.03
Total Return	(27.75)%	(3.56)%	14.27%	13.59%	(7.29)%
Net Assets, End of Period (000s)	$435,137	$784,820	$886,354	$859,328	$932,418
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.50%	1.51%	1.51%	1.53%	1.52%
Net	1.40%	1.41%	1.41%	1.53%	1.52%
Ratio of net investment income (loss) to average net assets(c)	2.13%	1.80%	1.39%	1.31%	1.29%
Portfolio Turnover	28%	12%	30%	15%	13%

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$20.71	$21.71	$19.10	$17.00	$18.68
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.50 (b)	0.42 (b)	0.33 (b)	0.26	0.27
Net realized and unrealized gain/(loss) on securities	(6.09)	(1.14)	2.49	2.07	(1.60)
Total from Investment Operations	(5.59)	(0.72)	2.82	2.33	(1.33)
Less Distributions:
Dividends from net investment income	(0.34)	(0.20)	(0.21)	(0.23)	(0.35)
Distributions from realized capital gains	—	(0.08)	—	—	—
Total Distributions	(0.34)	(0.28)	(0.21)	(0.23)	(0.35)
Net Asset Value, End of Period	$14.78	$20.71	$21.71	$19.10	$17.00
Total Return	(27.50)%	(3.20)%	14.75%	13.82%	(7.06)%
Net Assets, End of Period (000s)	$1,740,548	$2,509,455	$1,346,164	$759,793	$697,543
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.25%	1.26%	1.26%	1.27%	1.27%
Net	1.03%	1.04%	1.04%	1.27%	1.27%
Ratio of net investment income (loss) to average net assets(c)	2.45%	1.98%	1.57%	1.49%	1.51%
Portfolio Turnover	28%	12%	30%	15%	13%

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	R6 Shares
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	February 6, 2017* through March 31, 2017
Net Asset Value, Beginning of Period	$10.97	$11.65	$10.34	$10.00
Income from Investment Operations:
Net investment income (loss) (a) (c)	0.25 (b)	0.25 (b)	0.19 (b)	0.05
Net realized and unrealized gain/(loss) on securities	(3.16)	(0.64)	1.34	0.29
Total from Investment Operations	(2.91)	(0.39)	1.53	0.34
Less Distributions:
Dividends from net investment income	(0.34)	(0.21)	(0.22)	—
Distributions from realized capital gains	—	(0.08)	—	—
Total Distributions	(0.34)	(0.29)	(0.22)	—
Net Asset Value, End of Period	$7.72	$10.97	$11.65	$10.34
Total Return	(27.43)%	(3.15)%	14.79%	3.40%***
Net Assets, End of Period (000s)	$384,224	$325,774	$275,084	$36,982
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.10%	1.11%	1.10%	1.14%**
Net	0.94%	0.98%	1.01%	1.14%**
Ratio of net investment income (loss) to average net assets (c)	2.28%	2.22%	1.58%	3.39%**
Portfolio Turnover	28%	12%	30%	15%***

*
Commenced operations February 6, 2017

**
Annualized.

***
Not Annualized

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio includes net investment income of the investment company in which the fund invests.

(d)
Ratios of expenses to average net assets:

▪
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Does not include expenses of the investment company in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.56	$15.63	$13.71	$12.06	$13.35
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.65 (b)	0.33 (b)	0.28 (b)	0.23	0.21
Net realized and unrealized gain/(loss) on securities	(3.76)	(1.84)	2.07	1.64	(1.26)
Total from Investment Operations	(3.11)	(1.51)	2.35	1.87	(1.05)
Less Distributions:
Dividends from net investment income	(0.38)	(0.24)	(0.29)	(0.14)	(0.19)
Distributions from realized capital gains	—	(0.32)	(0.14)	(0.08)	(0.05)
Total Distributions	(0.38)	(0.56)	(0.43)	(0.22)	(0.24)
Net Asset Value, End of Period	$10.07	$13.56	$15.63	$13.71	$12.06
Total Return	(23.73)%	(9.33)%	17.15%	15.73%	(7.83)%
Net Assets, End of Period (000s)	$133,912	$222,526	$319,531	$270,948	$283,509
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.53%	1.53%	1.52%	1.55%	1.56%
Net	1.43%	1.43%	1.42%	1.55%	1.56%
Ratio of net investment income (loss) to average net assets(c)	4.85%	2.29%	1.85%	1.82%	1.66%
Portfolio Turnover	33%	52%	26%	46%	8%

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.57	$15.66	$13.73	$12.07	$13.36
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.69 (b)	0.37 (b)	0.32 (b)	0.25	0.24
Net realized and unrealized gain/(loss) on securities	(3.76)	(1.83)	2.09	1.66	(1.26)
Total from Investment Operations	(3.07)	(1.46)	2.41	1.91	(1.02)
Less Distributions:
Dividends from net investment income	(0.43)	(0.31)	(0.34)	(0.17)	(0.22)
Distributions from realized capital gains	—	(0.32)	(0.14)	(0.08)	(0.05)
Total Distributions	(0.43)	(0.63)	(0.48)	(0.25)	(0.27)
Net Asset Value, End of Period	$10.07	$13.57	$15.66	$13.73	$12.07
Total Return	(23.50)%	(8.95)%	17.56%	16.13%	(7.62)%
Net Assets, End of Period (000s)	$367,321	$766,409	$593,619	$312,955	$270,846
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.28%	1.28%	1.27%	1.30%	1.30%
Net	1.06%	1.06%	1.05%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets(c)	5.02%	2.57%	2.08%	2.03%	1.91%
Portfolio Turnover	33%	52%	26%	46%	8%

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	R6 Shares
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	February 6, 2017* through March 31, 2017
Net Asset Value, Beginning of Period	$10.25	$12.02	$10.63	$10.00
Income from Investment Operations:
Net investment income (loss) (a) (c)	0.55 (b)	0.24 (b)	0.26 (b)	0.04
Net realized and unrealized gain/(loss) on securities	(2.83)	(1.38)	1.62	0.59
Total from Investment Operations	(2.28)	(1.14)	1.88	0.63
Less Distributions:
Dividends from net investment income	(0.44)	(0.31)	(0.35)	—
Distributions from realized capital gains	—	(0.32)	(0.14)	—
Total Distributions	(0.44)	(0.63)	(0.49)	—
Net Asset Value, End of Period	$7.53	$10.25	$12.02	$10.63
Total Return	(23.46)%	(8.95)%	17.66%	6.30%***
Net Assets, End of Period (000s)	$96,708	$74,795	$11,160	$1,927
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.13%	1.14%	1.12%	1.14%**
Net	1.03%	1.05%	1.02%	1.14%**
Ratio of net investment income (loss) to average net assets (c)	5.62%	2.28%	2.12%	2.95%**
Portfolio Turnover	33%	52%	26%	46%***

*
Commenced operations February 6, 2017

**
Annualized

***
Not Annualized

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio includes net investment income of the investment company in which the fund invests.

(d)
Ratios of expenses to average net assets:

▪
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Does not include expenses of the investment company in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris International Opportunities Fund (formerly Pear Tree PNC International Small Cap Fund)

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Year Ended March 31, 2020	January 30, 2019* through March 31, 2019
Net Asset Value, Beginning of Period	$10.60	$10.00
Income from Investment Operations:
Net investment income (loss)(a)(c)	(0.05)	(0.04)
Net realized and unrealized gain/(loss) on securities	(2.54)	0.64
Total from Investment Operations	(2.59)	0.60
Less Distributions:
Dividends from net investment income	—	—
Distributions from realized capital gains	(0.03)	—
Total Distributions	(0.03)	—
Net Asset Value, End of Period	$7.98	$10.60
Total Return	(24.50)%	6.00%***
Net Assets, End of Period (000s)	$49	$63
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.90%	4.54%**
Net	1.90%	4.54%**
Ratio of net investment income (loss) to average net assets(c)	(0.44)%	(3.52)%**
Portfolio Turnover	142%(e)	22%***

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris International Opportunities Fund (formerly Pear Tree PNC International Small Cap Fund)

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Year Ended March 31, 2020	January 30, 2019 * through March 31, 2019
Net Asset Value, Beginning of Period	$10.60	$10.00
Income from Investment Operations:
Net investment income (loss)(a)(c)	(0.01)(b)	(0.04) (b)
Net realized and unrealized gain/(loss) on securities	(2.54)	0.64
Total from Investment Operations	(2.55)	0.60
Less Distributions:
Dividends from net investment income	—	—
Distributions from realized capital gains	(0.03)	—
Total Distributions	(0.03)	—
Net Asset Value, End of Period	$8.02	$10.60
Total Return	(24.10)%	6.00%***
Net Assets, End of Period (000s)	$6,995	$9,245
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.65%	4.29%**
Net	1.53%	4.17%**
Ratio of net investment income (loss) to average net assets(c)	(0.05)%	(3.15)%**
Portfolio Turnover	142%(e)	22%***

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris International Opportunities Fund (formerly Pear Tree PNC International Small Cap Fund)

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	R6 Shares
	Year Ended March 31,2020	January 30, 2019 (*) through March 31, 2019
Net Asset Value, Beginning of Period	$10.60	$10.00
Income from Investment Operations:
Net investment income (loss) (a) (c)	(0.01)	(0.04)
Net realized and unrealized gain/(loss) on securities	(2.53)	0.64
Total from Investment Operations	(2.54)	0.60
Less Distributions:
Dividends from net investment income	(0.01)	—
Distributions from realized capital gains	(0.03)	—
Total Distributions	(0.04)	—
Net Asset Value, End of Period	$8.02	$10.60
Total Return	(24.08)%	6.00%***
Net Assets, End of Period (000s)	$6,240	$1,371
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.50%	4.14%**
Net	1.50%	4.14%**
Ratio of net investment income (loss) to average net assets (c)	(0.08)%	(3.12)%**
Portfolio Turnover	142% (e)	22%***

**
Annualized

***
Not Annualized

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio includes net investment income of the investment company in which the fund invests.

(d)
Ratios of expenses to average net assets:

▪
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Does not include expenses of the investment company in which the Fund invests.

(e)
Turnover is higher due to a change in strategy as of January 1, 2020.

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization of the Trust
Pear Tree Funds, (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2020, the Trust had six separate series (each a “Fund” and collectively the “Funds”), offering one or more classes of beneficial interest, each Fund having its own investment objective and principal investment strategy. These Financial Statements only include financial statements for the current Funds.
The current Funds are:
Pear Tree Polaris Small Cap Fund (“Small Cap”), which seeks maximum long-term capital appreciation.
Pear Tree Quality Fund (“Quality”), which seeks long-term growth of capital.
Pear Tree Axiom Emerging Markets World Equity Fund (“Emerging Markets World Equity”), formerly known as Pear Tree PanAgora Emerging Markets Fund, which seeks long-term growth of capital.
Pear Tree Polaris Foreign Value Fund (“Foreign Value”), which seeks long-term capital growth and income.
Pear Tree Polaris Foreign Value Small Cap Fund (“Foreign Value Small Cap”), which seeks long-term capital growth and income.
Pear Tree Polaris International Opportunities Fund (“International Opportunities”), formerly known as Pear Tree PNC International Small Cap Fund, which seeks long-term capital appreciation.
Each of the Funds is a “non-diversified company,” within the meaning of the 1940 Act, other than Emerging Markets World Equity, which is a “diversified company.”
In May 2018, Emerging Markets World Equity acquired all of the assets and liabilities of Pear Tree PanAgora Risk Parity Emerging Markets Fund (“Risk Parity”), another separate series of the Trust, after which Risk Parity was terminated. See Note 2, “Significant Accounting Policies- Reorganization of Pear Tree PanAgora Risk Parity Emerging Markets Fund”, below. These financial statements do not include separate financial statements for Risk Parity.
As the Trust is an investment company, each Fund accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.
The Trustees of the Trust (the ‘Trustees”) have authorized each Fund to issue three classes of shares, designated as Ordinary Shares, Institutional Shares and R6 Shares. The three classes differ principally in their respective expense structures and minimum investment requirements. Each class of shares of a Fund represents an interest in the same portfolio of investments of that Fund and has equal rights to voting (except as noted in the following sentence), redemptions, dividends and liquidation. Ordinary Shares bear distribution (Rule 12b-1) fees and have exclusive voting rights with respect to the distribution plan that has been adopted by Ordinary Share shareholders pursuant to Rule 12b-1. There is no 12b-1 distribution plan applicable to Institutional Shares or R6 shares of any Fund. During the period covered by these financial statements, each Fund offered Ordinary Shares and Institutional Shares. R6 Shares were offered only by Emerging Markets World Equity, Foreign Value, Foreign Value Small Cap, and International Opportunities.
At times, a Fund’s investments may include investments in industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. To the extent that a Fund is permitted to invest in foreign markets, especially emerging markets or countries with limited or developing markets, such investments may subject the Fund to a greater degree of risk than in the U.S. market or a developed market. Risks associated with these foreign and developing markets include political, social or economic

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

factors and may affect the price of a Fund’s investments and income generated by these investments, as well as a Fund’s ability to repatriate such amounts. Information regarding each Fund’s principal investment risks is contained in the Funds’ prospectus. Please refer to the Funds’ prospectus when considering a Fund’s investment risks.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.
Security Valuation
Portfolio securities are valued each business day generally at the last reported sale price on the principal exchange or market on which they are traded. If on a business day there is no such reported sale price, the securities generally are valued at the mean between the last reported bid and asked prices. For securities where no such sales prices have been reported, a Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Fund may value such securities in good faith at fair value in accordance with procedures (the “Valuation Procedures”) established by the Trustees, which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate at the time of valuation. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s net asset value. Because foreign markets may be open at different times than when the New York Stock Exchange is open for regular trading, the value of a Fund’s shares may change on days when Fund shareholders are not able to buy or sell them. If events materially affecting the values of a Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value as determined in good faith using the Valuation Procedures.
The Funds’ Valuation Procedures include fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs used to measure fair value may fall into different levels of fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input (with Level 1 being the highest level input and Level 3 being the lowest level input) that is significant to the fair value measurement in its entirety.
Changes in valuation techniques may result in transfers in changing an investment’s assigned level within the hierarchy.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each Fund’s net assets as of March 31, 2020:
	Quoted Prices In Active Markets	Significant Other Observable Inputs	Significant Unobservable Inputs	Market Value at March 31, 2020
	Level 1	Level 2	Level 3	Total
Small Cap
Common Stock*	$60,687,441	$—	$—	$60,687,441
Real Estate Investment Trusts	1,754,679	—	—	1,754,679
Short-Term Investments	4,211,057	—	—	4,211,057
Total	$66,653,177	$—	$—	$66,653,177
Quality
Common Stock*	$86,174,554	$—	$—	$86,174,554
Depository Receipts	13,617,453	—	—	13,617,453
Short-Term Investments	—	7,226,860	—	7,226,860
Total	$99,792,007	$7,226,860	$—	$107,018,867
Emerging Markets World Equity
Common Stock*	$50,589,998	$—	$—	$50,589,998
Depository Receipts	16,681,620	—	—	16,681,620
Mutual Funds	1,513,578	—	—	1,513,578
Preferred Stock	296,002	—	—	296,002
Short-Term Investments	—	441,229	—	441,229
Total	$69,081,198	$441,229	$—	$69,522,427
Foreign Value
Common Stock*	$2,309,925,105	$26,751,274	$—	$2,336,676,379
Depository Receipts	108,055,465	—	—	108,055,465
Short-Term Investments	129,881,844	—	—	129,881,844
Total	$2,547,862,414	$26,751,274	$—	$2,574,613,688
Foreign Value Small Cap
Common Stock*	$493,967,347	$28,129,621	$—	$522,096,968
Common Stock Unit	2,160,883	—	—	2,160,883
Short-Term Investments	96,189,572	—	—	96,189,572
Total	$592,317,802	$28,129,621	$—	$620,447,423
International Opportunities
Common Stock*	$10,416,755	$—	$—	$10,416,755
Common Stock Unit	176,682	—	—	176,682
Depository Receipts	307,922	—	—	307,922
Preferred Stock	411,268	—	—	411,268
Short-Term Investments	1,490,094	—	—	1,490,094
Total	$12,802,721	$—	$—	$12,802,721

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2020 there were two Level 3 securities held by Emerging Markets World Equity and one Level 3 security held by Foreign Value Small Cap. The aggregate market value of these securities was $0 at March 31, 2020. No Level 3 securities were held in Small Cap, Quality, Foreign Value or International Opportunities.
*
Refer to Schedule of Investments for breakout by industry or country.

*
Transfers between Levels are recognized at the end of the reporting period.

*
Emerging Markets World Equity transferred $ 152,282 out of Level 2 into Level 1. Foreign Value Small Cap transferred $1,814,725 out of Level 2 into Level 1. Small Cap, Quality, Foreign Value and International Opportunities had no transfers at period end.

The reason securities were transferred into Level 1 from Level 2 was due to active pricing of the securities and the reason securities were transferred into Level 2 from Level 1 was due to inactive pricing of the securities.
*
For Small Cap, Quality, Emerging Markets, and International Opportunities, no common stock was labeled as Level 2 as of March 31, 2020. For Foreign Value and Foreign Value Small Cap, the aggregate market value of common stock labeled as Level 2 consists of the market value of the common stock labeled as Level 2 in the following industries:

	Foreign Value	Foreign Value Small Cap
Banks	$26,751,274	$4,616,854
Electronic Equipment, Instruments & Components	—	7,546,341
Independent Power & Renewable Electricity Producers	—	15,966,426
	$26,751,274	$28,129,621
Offsetting Assets and Liabilities
The Funds have adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of their financial statements to understand the effect of those arrangements on their financial position. During the year ended March 31, 2020, the Funds were not subject to any master netting arrangements or similar agreements.
The table below shows the offsetting assets and liabilities relating to the repurchase agreement shown on the Statement of Assets and Liabilities.
Repurchase Agreements	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Gross Amounts not offset in the Statement of Financial Position
				Financial Instruments	Collateral Pledged (Received)	Net Amount
Quality	$7,226,860	$—	$7,226,860	$7,226,860	$—	$—
Emerging Markets World Equity	441,229	—	441,229	441,229	—	—
The table below shows the type and maturity of non-cash collateral in relation to the value of repurchase agreements on the Statement of Assets and Liabilities:

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

		Maturity
Name	Fund/Collateral Type	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Quality	U.S. Treasury Obligations	$—	$—	$7,226,860	$7,226,860
Emerging Markets World Equity	U.S. Treasury Obligations	—	—	441,229	441,229
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Guarantees and Indemnifications
In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as, among other things, this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss with respect to these arrangements to be minimal.
Reorganization of Pear Tree PanAgora Risk Parity Emerging Markets Fund
On May 9, 2018, Emerging Markets World Equity acquired all of the net assets of Risk Parity pursuant to an agreement and plan of reorganization (the “Plan of Reorganization”). The Plan of Reorganization was approved by the Trustees of the Trust on February 8, 2018 for Risk Parity and Emerging Markets World Equity as parties to the transactions contemplated by the Plan of Reorganization (collectively, the “Reorganization”), and separately for Emerging Markets World Equity as the holder of more than 90 percent of Risk Parity’s outstanding voting shares. The other Risk Parity shareholders were not asked to vote on or approve the Plan of Reorganization, and their vote or approval was not required to effect the Reorganization as proposed. The purpose of the Reorganization was to combine two funds with comparable investment objectives and strategies, which, at the time of merger were managed by the same investment sub-adviser.
The Reorganization was accomplished by the exchange of all of the assets of Risk Parity and the assumption by Emerging Markets World Equity of all liabilities of Risk Parity, and then the liquidation of Risk Parity. Risk Parity shareholders (other than Emerging Markets World Equity), which as of the time of the Reorganization held Risk Parity shares, received shares of Emerging Markets World Equity. The Reorganization was intended to qualify for U.S. federal income tax purposes as a tax-free liquidation as to Emerging Markets World Equity in its capacity as a shareholder of Risk Parity, and a tax-free reorganization as to all other shareholders of Risk Parity. For financial reporting purposes, assets received and shares issued by Emerging Markets World Equity were recorded at fair value. For U.S. federal income tax purposes, the cost basis of the assets received from Risk Parity was carried forward to align ongoing reporting of Emerging Markets World Equity’s realized and unrealized gains and losses with amounts distributable to shareholders.
		Emerging Markets World Equity Net Assets
Risk Parity Net Assets	Shares Issued to Shareholders of Risk Parity	Pre Merger	Combined (Post Merger Net Assets)	Tax Status
$61,008,907 *	69,257 Ordinary Shares	$114,570,815	$116,250,121	Non-Taxable
	6,908 Institutional Shares

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Emerging Markets World Equity Net Assets
Risk Parity Net Assets	Shares Issued to Shareholders of Risk Parity	Pre Merger	Combined (Post Merger Net Assets)	Tax Status
— R6 Shares**

(*)
Includes unrealized appreciation in the amount of  $ 16,700.
Includes Emerging Markets World Equity investment in Risk Parity, 6,238,654 shares with an Investment Market Value of $59,329,601.

Includes Capital Loss carryover of  $26,848,456, comprised of  $19,125,018 Short Term Losses and $7,723,438 Long Term Losses. The acquired losses are subject to an annual Section 382 Limit of  $766,783.
(**)
At the time of the Reorganization there were no R6 shareholders in either Risk Parity or Emerging Markets World Equity.

Assuming the Reorganization had been completed on April 1, 2018, the beginning of the annual reporting period of the Fund, the pro forma results of operation (unaudited) for fiscal year 2019 would have been as follows:
Net investment income	$2,106,977
Net realized loss on investments	$(9,363,225)
Net change in depreciation on investments	$(5,942,585)
Net decrease in net assets resulting from operations	$(13,198,833)
Subsequent Events
In preparing these financial statements, the Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financials were issued. Except as provided below, there were no events or transactions that occurred during the period that materially impacted the accounts or disclosures in the Funds’ financial statements.
Appointment of New Custodian and Fund Administrator
Effective May 1, 2020, UMB Fund Services, LLC began serving as a fund administrator to each Fund, replacing State Street Bank and Trust Company (“State Street”). Effective June 1, 2020, UMB Bank, n.a. is expected to begin serving as the custodian of each Fund’s assets replacing State Street.
COVID-19-Related Market Turbulence
An outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak already has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways.
The future impact of COVID-19 is currently unknown. Moreover, the health crises caused by outbreaks of COVID-19 may exacerbate other risks that apply to the Funds, including political, social and economic risks. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which the Pear Tree Fund invests and may lead to losses on any investment in a Fund.
Effective June 1, 2020 through May 31, 2021, the Manager has agreed to reimburse the Pear Tree Quality Fund Institutional Shares to the extent necessary for the Fund to maintain the total net annual operating expenses for the class to 0.79%. Any amounts reimbursed by the Manager are not subject to recoupment by the Manager. Prior to May 31, 2020 this arrangement only may be terminated by the Trustees in their sole discretion.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Security Transactions and Related Investment Income
Security transactions are accounted for on the trade date (i.e., the date the order to buy or sell is executed, which may or may not be the settlement date). Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Distributions received on securities that represent a return of capital or a capital gain are recorded as reductions of cost of investments and/or as realized gains. Each Fund estimates the components of distributions that may be considered nontaxable distributions or capital gain distributions for tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund’s investment income and realized and unrealized gains and losses are allocated among classes based upon the daily relative net assets.
Reverse Repurchase Agreements
When a Fund participates in a reverse repurchase transaction, the Funds’ custodian takes possession through the federal book-entry system of those securities of the counterparty collateralizing the counterparty’s obligation under the reverse repurchase transaction. Collateral is marked-to-market daily to confirm that the market value of the underlying assets remains sufficient to cover the counterparty’s obligation to the participating Fund. The Funds may experience costs and delays in liquidating the collateral if the counterparty or the issuer of the collateral defaults or enters into bankruptcy.
Counterparty Credit Risk
Some transactions in which a Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, the Fund is subject to the risk that the counterparty will not perform obligations under the related contract. Although the Fund expects to enter into transactions only with counterparties believed by the Fund's investment manager or sub-adviser to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.
The purchase of participatory notes involves risk that is in addition to the risks normally associated with a direct investment in the underlying securities. A participatory note (or “P-Note") a type of equity-linked derivative that generally is traded over-the-counter and constitutes general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. A Fund holding a participatory note is subject to the risk that the counterparty or issuer of the P-Note may not be able to fulfill its obligations or that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms. Additionally, while P-Notes may be listed on an exchange, there is no guarantee that the counterparty or issuer of a P-Note will be willing to repurchase such instrument when a Fund wishes to sell it.
Foreign Currency Transactions
All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the time of valuation. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.
Reported net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
Forward Foreign Currency Contracts
Certain Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it is opened and the value at the time it is closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.
Spot Foreign Currency Contracts
Certain funds may engage in spot foreign currency contracts. A spot foreign currency contract is an obligation to buy or sell with one currency a specified amount of another currency at the prevailing exchange rate for immediate settlement on the spot date, which is generally T + 2. Although, these transactions are instantaneous and may mitigate unwanted foreign exchange exposure, they are subject to movements in the spot exchange rate (i.e., the prevailing exchange rate at the time of the transaction), which can be unpredictable.
At March 31, 2020, there was no outstanding Spot Foreign Currency Contracts:
Securities Lending
Effective June 26, 2019 the Trust terminated the agreement with eSecLending and no Fund currently is lending its securities.
Prior to that date, to generate additional income, each of Small Cap, Quality, Emerging Markets World Equity and International Small Cap from time to time lent its securities to institutional investors using Securities Finance Trust Company (“eSecLending”) as its lending agent. Small Cap, Quality, Emerging Markets World Equity and International Small Cap may each lent up to 30 percent of its assets pursuant to certain agreements (“Securities Lending Agreements”) requiring that the loan be continuously secured. Securities loaned were arranged by eSecLending with certain pre-approved borrowers, typically broker-dealers acting on behalf of institutional clients. The borrowers were required to provide cash or securities as collateral against loaned securities in the amount of 105 percent of the market value of borrowings for loans of non-U.S. equities and non-U.S. fixed income securities, and 102 percent of the borrowings for loans of U.S. equities and U.S. fixed income securities. Collateral was marked-to-market daily. Cash collateral was invested in a registered money market fund that maintains a stable net asset value.
Allocations of Trust Expenses
Trust expenses attributable to a specific Fund are allocated in their entirety to that Fund. Trust expenses that are not attributable to a specific Fund are allocated among all Funds in proportion to the respective net assets of the Funds.
A Fund’s expenses allocable to a specific class of shares of that Fund, such as distribution (12b-1) fees and certain transfer agent and fund administration fees, are allocated to that class. Fund expenses that are not attributable to a specific class, which includes management fees and custody expenses, are allocated to all classes in proportion to the respective net assets of the Fund’s classes. (See Note 3.)
Income and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentages of adjusted net assets at the beginning of the day.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Distributions to Shareholders
Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by each Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Ordinary Shares incur distribution (12b-1) fees while Institutional Shares and R6 Shares do not. Distributions from net investment income for each Fund, if any, are declared and paid annually. Distributions from net realized gains for each Fund, if any, are generally declared and paid annually.
3. Management Fee, Advisory Fees and Other Affiliate Transactions
Management Fees
The Trust has entered into a management agreement (the “Management Agreement”) with Pear Tree Advisors, Inc. (the “Manager”) with respect to each Fund. Compensation of the Manager, for management and administration of the Funds, including selection and monitoring of investment sub-advisers, is paid monthly based on the average daily net asset value of each Fund for the month. The annual stated contractual rate of such fees is 1.00 percent of the average daily total net assets of each of the Funds except for Small Cap, for which there is an annual rate of 0.80 percent of the average daily total net assets and International Opportunities, for which there is an annual rate of 0.90 percent of the average daily total net assets.
For the period of March 31, 2017 through November 14, 2020, with respect to Foreign Value and Foreign Value Small Cap, the Manager has agreed to waive a portion of its management fees that it would otherwise receive under the Management Agreement such that the actual aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of each such Fund would be calculated using an annual rate of 0.90 percent of that Fund’s Net Assets, as such term is defined in the Management Agreement. Prior to November 14, 2020, this arrangement only may be terminated by the Trustees in their sole discretion.
Beginning December 1, 2013, the Manager has agreed until November 14, 2020 to waive a portion of its management fee relating to Quality Fund such that the aggregate management fee to be received by the Manager during the waiver period would be determined using (a) an annual rate of 0.75 percent of Quality Fund’s average daily net assets if the Quality Fund’s average daily net assets are up to and including $125 million, and (b) thereafter, an annual rate of 0.50 percent of Quality Fund’s average daily net assets for amounts in excess of  $125 million. Prior to November 14, 2020, this arrangement only may be terminated by the Trustees in their sole discretion.
Beginning March 18, 2016, the Manager contractually agreed until November 14, 2020 to waive such portion of the management fees that it would otherwise receive under its agreement with the Trust for serving as investment manager to Emerging Markets World Equity Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets World Equity Fund would be calculated using (a) an annual rate of 0.78 percent if Emerging Markets World Equity Fund’s net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets World Equity Fund’s net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets World Equity Fund’s net assets are in excess of $600 million. Prior to November 14, 2020, this arrangement only may be terminated by the Trustees in their sole discretion.
In addition, under the Management Agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap to the extent that the total expenses of Small Cap Fund individually exceed 2 percent of average net assets for any fiscal year. Small Cap Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended March 31, 2020, aggregate management fees exclusive of fee waivers from all Funds were $44,355,650, as disclosed on the Statement of Operations.
Effective November 15, 2019 through November 14, 2020, the Manager has agreed to reimburse the Emerging Markets Fund R6 Shares and Foreign Value Fund R6 Shares to the extent necessary for the Fund to maintain the total net annual operating expenses for the class to 0.99% and 0.94% respectively . Prior to November 14, 2020 this arrangement only may be terminated by the Trustees in their sole discretion.
Any amounts reimbursed by the Manager are not subject to recoupment by the Manager.
Sub-Advisory Fees
The Manager has entered into sub-advisory contracts with the following sub advisers (collectively the “Sub-Advisers”) to provide investment sub-advisory services to the following Funds: Axiom International Investors, LLC (Emerging Markets World Equity), Chartwell Investment Partners, LLC, (Quality) and Polaris Capital Management, LLC (Small Cap, Foreign Value, Foreign Value Small Cap and International Opportunities commencing on November 15, 2019 (formerly managed by PNC Capital Advisers)).
For services rendered, the Manager pays to the Sub-Advisers of a Fund a fee based on a percentage of the average daily total net assets of the Fund. The fee for each Fund is determined separately. During the year ended March 31, 2020, the fees paid by the Manager to the Sub-Advisers of the Funds were as follows:
Small Cap	0.25% of the first $100 million and 0.30% of amounts in excess of $100 million but less than $200 million and 0.325% of amounts in excess of $200 million of average daily total net assets
Quality	A fee equal to the flat annual rate of $90,000.
Emerging Markets World Equity	0.35% for the first $100 Million and 0.40% of the amounts in excess of $100 million but less than $200 million and 0.45% of amounts in excess of $200 million of average daily total net assets
Foreign Value	0.35% of the first $35 million and 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% of assets in excess of $200 million of average daily total net assets
Foreign Value Small Cap	0.35% of the first $35 million and 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% of amounts in excess of $200 million of average daily total net assets.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

International Opportunities	0.30% of the first $35 million, 0.35% of amounts in excess of $35 million but less than $200 million and 0.45% of amounts in excess of $200 million of average daily total net assets
As of March 31, 2017 and until November 14, 2020, the sub-adviser to each of Foreign Value and Foreign Value Small Cap has contractually agreed to waive its sub-advisory fees such that the aggregate sub-advisory fee that the Sub-Adviser would receive during the waiver period would be calculated using the following annual rates:
Foreign Value	0.30% of the first $35 million and 0.35% of amounts in excess of $35 million but less than $200 million and 0.45% of assets in excess of $200 million of average daily total net assets
Foreign Value Small Cap	0.30% of the first $35 million and 0.35% of amounts in excess of $35 million but less than $200 million and 0.45% of assets in excess of $200 million of average daily total net assets.
This sub-advisory fee waiver only may be terminated upon the termination of the corresponding management fee waiver, and the corresponding management fee waiver only may be terminated with the approval of the Trustees.
Distribution Fees, including Fees under 12b-1 Plans
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the”12b-1 Plan”), which allows each Fund to pay certain distribution and shareholder servicing activities relating to Ordinary Shares from Fund assets. The Funds also have entered into a distribution agreement (the “Distribution Agreement”) with U.S. Boston Capital Corporation (the “Distributor”). For its services under the 12b-1 Plan and the Distribution Agreement, the Distributor receives the distribution (12b-1) fees, that is, 0.25 percent of the average daily net asset value of the Ordinary Shares of the Funds, payable monthly.
Holders of Institutional Shares and R6 Shares pay no portion of the 12b-1 Plan expenses of the Funds applicable to Ordinary Shares, and neither Institutional Shares nor R6 Shares are subject to any other distribution plan adopted pursuant to Rule 12b-1. Holders of Institutional Shares and R6 Shares also are not entitled to vote on matters involving the 12b-1 Plan applicable to Ordinary Shares.
During the year ended March 31, 2020, the aggregate 12b-1 distribution fees of the Funds were $3,084,282, as disclosed on the Statement of Operations.
Transfer Agent Fees
Transfer agent functions are provided to the Funds by Pear Tree Institutional Services, a division of the Manager (the “Transfer Agent”), pursuant to a transfer agent agreement (the “Transfer Agent Agreement”). The Transfer Agent Agreement, provides that with respect to Ordinary Shares and Institutional Shares, base fees are payable to the Transfer Agent at an annual rate of 0.16 percent of the average daily total net asset value of each such class, and with respect to R6 Shares, base fees payable at an annual rate of

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

0.01 percent of the average daily total net asset value of R6 Shares. The Transfer Agent also is entitled to reimbursement of out of pocket expenses.
The Transfer Agent has contractually agreed to waive such portion of the base fees that it would otherwise receive for serving as the transfer agent such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of  .04 percent of that Fund’s net assets attributable to Institutional Shares, these waivers are effective as follows:
 March 31, 2017 through November 14, 2020 for Small Cap, Foreign Value, and Foreign Value Small Cap.
 June 1, 2017 through November 14, 2020 for Quality and Emerging Markets World Equity.
 January 1, 2019 through November 14, 2020 for International Opportunities.
Prior to November 14, 2020, these arrangements only may be terminated by the Trustees in their sole discretion.
During the year ended March 31, 2020, the aggregate transfer agent fees, exclusive of fee waivers, from all Funds were $3,323,660, as disclosed on the Statement of Operations.
Fund Administration Fees
Pursuant to an Administration Agreement, the Manager provides certain administrative services to the Funds. During the year ended March 31, 2020, the aggregate amount of fees paid by all Funds pursuant to this agreement was $1,371,292, as disclosed on the Statement of Operations.
The Trustees have approved reimbursement to the Manager for a percentage of the compensation (including benefits) paid by the Manager to the Trust’s Chief Compliance Officer. For the year ended March 31, 2020, the Trust reimbursed the Manager a portion of the Chief Compliance Officer’s compensation in the aggregate amount of $249,563.
Custody and Fund Accounting
Custody and fund accounting services are provided to the Funds by State Street Bank and Trust Company (“State Street”). To the knowledge of the Trust, State Street is not affiliated with the Manager, any Sub-Adviser, or the Distributor. Custody credits generated by interest earned on uninvested cash balances maintained by the Funds are used to offset custodial expenses of the Funds. For the year ended March 31, 2020, there were no custody credits.
Trustees’ Fees
For the year ended March 31, 2020, each Trustee who was not an “interested person” of the Trust, as that term is defined in the 1940 Act, received a fee for serving in that role in the aggregate amount of $41,500, and each of the Chairman of the Audit Committee and the Lead Independent Trustee received additional payments in the aggregate amount of  $3,000. All fees paid to the Trustees were allocated among the Funds in proportion to their respective net assets. Compensation for the services of the Trustee who was an interested person of the Trust during that period was paid by the Manager.
4. Purchases and Sales
During the year ended March 31, 2020, purchases of investment securities other than U.S. Government obligations and short-term investments, by Small Cap, Quality, Emerging Markets World Equity, Foreign Value, Foreign Value Small Cap, and International Opportunities, were $29,766,471, $45,380,210, $91,508,093, $1,200,782,288, $304,458,295, and $21,695,425, respectively. Sales of such securities for the Funds were $59,031,585, $ 86,646,701, $107,754,242, $952,533,687, $512,630,529 and $15,829,723, respectively.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

5. Contingent Liability
The Trust maintains a joint fidelity bond with the Funds’ Transfer Agent through ICI Mutual Insurance Company (“ICI Mutual”). The annual premium is allocated among the Funds and the Transfer Agent. Additionally, the Funds have committed to ICI Mutual up to 300 percent of the annual premium, one-third of which was provided in cash, with each Fund’s pro rata portion recorded as an asset. The remainder is secured with an irrevocable letter of credit.
6. Concentration of Risk
The relatively large investments of Emerging Markets, and from time to time, Foreign Value, Foreign Value Small Cap, and International Opportunities, in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of each Fund’s investments and the income they generate, as well as each Fund’s ability to repatriate such amounts.
Money Market Investments
Polaris Small Cap, Foreign Value, Foreign Value Small Cap and International Opportunities Fund invests a significant amount (6.4%,5.1%, 16.1% and 11.2% respectively as of March 31, 2020) in State Street Bank Institutional U.S. Government Money Market Fund (“GVMXX”). GVMXX-
The Fund attempts to meet its investment objective by investing in:
• Obligations issued or guaranteed as to principal and/or interest, as applicable, by the U.S. government or its agencies and instrumentalities, such as U.S. Treasury securities and securities issued by the Government National Mortgage Association (“GNMA”), which are backed by the full faith and credit of the United States;
• Obligations issued or guaranteed by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and U.S. government-sponsored entities such as the Federal Home Loan Bank, and the Federal Farm Credit Banks Funding Corporation, which are not backed by the full faith and credit of the United States; and
• Repurchase agreements collateralized by U.S. government securities.
GVMXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per December 31,2019 Annual report of State Street Bank Institutional U.S. Government Money Market Fund was 0.12%.
7. Federal Income Taxes
It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code (“IRC”) applicable to regulated investment companies. Therefore, no Federal income tax provision is required.
The tax components of capital shown in the following tables represent: (1) losses or deductions the portfolios may be able to offset against income and gains realized in future years, (2) distribution requirements the portfolios must satisfy under the income tax regulations, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Certain Funds had capital loss carryovers at March 31, 2020. The accumulated capital losses noted in the table may be available to offset future realized capital gains and thereby reduce future taxable gain distributions.
	March 31, 2020
	Capital Loss Carry Forward due to Merger Subject to Limitation (Note 2)	Capital Loss Short Term No Expiration Short Term	Capital Loss Long Term No Expiration Long Term	Total Capital Loss
Small Cap	—	—	—	—
Quality	—	—	—	—
Emerging Markets World Equity	$26,848,456	$11,793,149	$3,782,167	$42,423,772
Foreign Value	—	39,380,114	36,327,634	75,707,748
Foreign Value Small Cap	—	34,669,208	38,407,123	73,076,331
International Opportunities	—	—	—	—
Emerging Markets World Equity Fund's acquired losses are subject to an annual Section 382 limit of $766,783.
Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by the tax authorities. Management has analyzed each Fund’s tax positions, and it has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2017-2019, or expected to be taken in the Fund’s 2020 tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits with respect to any Fund will change materially in the next twelve months.
The primary differences between book and tax appreciation or depreciation of investments consist of wash sale loss deferrals, return of capital distributions by real estate investment trusts (“REITS”), mark-to-market valuation on passive foreign investment companies (“PFICS”) held and foreign capital gains taxes accrued. The net tax appreciation/(depreciation) in the table below includes unrealized tax gain/(loss) on foreign currency and investments.
	March 31, 2020
Portfolio	Org Cost	Undistributed Ordinary Income	Undistributed Capital Gains	Late Year Ordinary and Post October Capital Loss Deferrals	Capital Loss Carryover	Net Tax Appreciation/ (Depreciation)	Total
Small Cap	$—	$432,008	$—	$(5,066,464)	$—	$(7,290,044)	$(11,924,500)
Quality	—	499,166	8,062,924	—	—	(4,583,621)	3,978,469
Emerging Markets World Equity	—	996,190	—	—	(42,423,772)	(2,896,479)	(44,324,061)
Foreign Value	—	82,981,872	—	—	(75,707,748)	(960,026,953)	(952,752,829)
Foreign Value Small Cap	—	24,847,054	—	—	(73,076,331)	(185,357,417)	(233,586,694)
International Opportunities	(39,989)	152,484	—	—	—	(4,396,207)	(4,283,712)
As of March 31, 2020, Small Cap had $ 5,066,464 in Post-October 31, 2019 capital losses which are

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

deferred until fiscal year 2020 for tax purposes. Net capital losses incurred after October 31, 2019 and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.
At March 31, 2020, the tax composition of dividends was as follows:
Portfolio	Ordinary Income	Long-Term Capital Gains	Tax Return Of Capital
Small Cap	$603,954	$7,752,828	$—
Quality	1,500,172	21,014,801	—
Emerging Markets World Equity	1,371,687	—	—
Foreign Value	64,649,814	—	—
Foreign Value Small Cap	27,863,135	—	—
International Opportunities	35,913	—	—
At March 31, 2019, the tax composition of dividends was as follows:
Portfolio	Ordinary Income	Long-Term Capital Gains	Tax Return Of Capital
Small Cap	$80,823	$8,789,136	$—
Quality	2,257,593	19,163,307	—
Emerging Markets World Equity	2,099,870	—	—
Foreign Value	31,041,452	13,280,163	—
Foreign Value Small Cap	26,244,821	19,794,060	—
International Opportunities	—	—	—
Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on a Fund’s net assets or a Fund’s net asset value per share. For the year ended March 31, 2020, permanent differences in book and tax accounting and have been reclassified to shares of beneficial interest and distributable earnings for the Emerging Markets World Equity fund for $ 4.
Permanent differences primarily relate to net operating losses, return of capital distributions by real estate investment trusts (REITs) and non-REIT securities, foreign currency reclasses, adjustments for sale of shares in passive foreign investment corporations (PFICs), re-designations of distributions and foreign capital gains tax reclass.
Federal Tax Information (unaudited)
Designation Requirements at March 31, 2020
Qualified Dividend Income Percentage
Small Cap	100.00%
Quality	100.00%
Emerging Markets World Equity	96.72%
Foreign Value	100.00%
Foreign Value Small Cap	100.00%
International Opportunities	39.65%
The Funds may elect under section 853 of the Internal Revenue Code to pass through foreign tax credit to its shareholders for the year ended March 31, 2020.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

The total amount of foreign taxes that is expected to pass through to shareholders and the respective foreign source income are as follows:
	Foreign Tax Credit	Foreign Source Income
Emerging Market World Equity	251,071	2,377,488
Foreign Value	11,921,106	136,423,104
Foreign Value Small Cap	3,440,528	62,684,670
International Opportunities	19,625	191,696

PEAR TREE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of the Pear Tree Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Pear Tree Polaris Small Cap Fund, Pear Tree Quality Fund, Pear Tree Axiom Emerging Markets World Equity Fund, Pear Tree Polaris Foreign Value Fund, Pear Tree Polaris Foreign Value Small Cap Fund, and Pear Tree Polaris International Opportunities Fund (formerly Pear Tree PNC International Small Cap Fund) (the “Funds”), each a series of the Pear Tree Funds (the “Trust”), including the schedules of investments, as of March 31, 2020, the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2020, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Individual Funds constituting Pear Tree Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Pear Tree Polaris Small Cap Fund, Pear Tree Quality Fund, Pear Tree Axiom Emerging Markets World Equity Fund, Pear Tree Polaris Foreign Value Fund, Pear Tree Polaris Foreign Value Small Cap Fund	For the year ended March 31, 2020	For each of the two years in the period ended March 31, 2020	For each of the five years in the period ended March 31, 2020
Pear Tree Polaris International Opportunities Fund	For the year ended March 31, 2020	For the year ended March 31, 2020 and the period January 30, 2019 (commencement of operations) through March 31, 2019	For the year ended March 31, 2020 and the period January 30, 2019 (commencement of operations) through March 31, 2019
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the

PEAR TREE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM (continued)

purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 26, 2020

PEAR TREE FUNDS

INFORMATION FOR SHAREHOLDERS

Quarterly Portfolio Disclosure
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT (and formerly Forms N-Q) are available on the SEC’s website at www.sec.gov. For a complete list of a fund’s portfolio holdings, you may also view the most recent monthly holdings report, semi-annual report or annual report on the Pear Tree Funds’ web site at www.peartreefunds.com.
Portfolio Proxy Voting Policies and Information
Information on the Funds’ proxy voting policies and on how the Pear Tree Funds voted proxies related to portfolio securities for the 12-month period ended June 30, 2019 is available without charge online at www.peartreefunds.com and at www.sec.gov. You may also call 1-800-326-2151 to request a free copy of the proxy voting information or the proxy voting policies.
Household Delivery of Fund Documents
With your consent, the Trust may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Fund’s transfer agent, by phone or in writing (see “For Account Information”). The mailing of separate proxy statements, prospectuses and shareholder reports will begin within 30 days after receiving your notice.

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited)

The tables below identify the current Trustees and officers of the Trust, their ages, their present positions with the Trust, terms of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held. Each Trustee and officer holds office for an indefinite term until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The mailing address of each of the Trustees and Officers of the Trust is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.
Messrs. Armstrong, Bulbrook, Dunlap and Marshall are members of the Funds’ Audit Committee. Mr. Marshall is the Chair of the Audit Committee. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Fund Trustees and is available without charge, upon request. To obtain a free copy of the current SAI, please access the Funds’ web site at www.peartreefunds.com or call shareholder services at 1-800-326-2151.
Trustees who are not Interested Persons of the Trust
The following individuals are Trustees of the Trust (each, a “Trustee”), but not “interested persons” of the Trust, as that term is defined in the 1940 Act.
Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee in Public Companies
Robert M. Armstrong (Born: March 1939)	Trustee	Indefinite Term (1985 to present)	Independent Director and Consultant Services (1998–Present)	6	None
John M. Bulbrook (Born: July 1942)	Trustee	Indefinite Term (1985 to present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc. (d/b/a Bulbrook/Drislane Brokerage) (distributor of financial products, including insurance) (1984–Present)	6	None

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited) (continued)

Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee in Public Companies
William H. Dunlap (Born: March 1951)	Trustee	Indefinite Term (October 2006 to present)	President, New Hampshire Historical Society, (Feb. 2010–Present); Principal, William H. Dunlap & Company (consulting firm) (2005– Present); Director, Merrimack County Savings Bank (2005–Present); Trustee, New Hampshire Mutual Bancorp (2013–Present)	6	None
Clinton S. Marshall (Born: May 1957)	Trustee	Indefinite Term (April 2003 to present)	Principal, Coastal CFO Solutions, outsource firm offering CFO solutions to businesses (1998–Present); CFO, Fore River Company (2002–Present)	6	None

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited) (continued)

Trustees and Officers who are Interested Persons of the Trust
The following individuals are Trustees or officers of the Trust who are “interested persons” of the Trust, as that term is defined in the 1940 Act.
Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee/ Officer in Public Companies
Willard L. Umphrey* (Born: July 1941)	Trustee, President, Chairman (1985 to present)	Indefinite Term (1985 to present)	Director, U.S. Boston Capital Corporation; President, Pear Tree Advisors, Inc.	6
U.S. Boston Corporation; U.S. Boston Asset Management Corporation; Pear Tree Advisors, Inc.; Pear Tree Partners Management LLC; Unidine Corporation; USB Corporation; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation; Woundchek Laboratories

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited) (continued)

Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee/ Officer in Public Companies
Leon Okurowski (Born: December 1942)	Vice President, Treasurer (1985 to present)	(1985 to present)	Director and Vice President, U.S. Boston Capital Corporation; Treasurer, Pear Tree Advisors, Inc.	N/A
Everest USB Canadian Storage, Inc.; Pear Tree Advisors, Inc.; U.S. Boston Corporation; U.S. Boston Asset Management Corporation; USB Corporation; USB Everest Management, LLC; USB Everest Storage LLC; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation; Woundchek Laboratories

Deborah A. Kessinger (Born: May 1963)	Assistant Clerk and Chief Compliance Officer	(April 2005 to Present)
Senior Counsel (since 9/2004), President (since 8/2007) and Chief Compliance Officer (since 12/2005), U.S. Boston Capital Corporation; Senior Counsel (since 9/2004) and Chief Compliance Officer (since 10/2006), Pear Tree Advisors, Inc.; Compliance Consultant, Broadridge Financial Solutions (formerly Forefield, Inc.) (software provider) (2007 to 2016)
				N/A	None

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited) (continued)

Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee/ Officer in Public Companies
Diane Hunt (Born: February 1962)	Assistant Treasurer	(June 2010 to Present)	Controller (Since 3/2010) Pear Tree Advisors, Inc.; Accountant (Since 1984) U.S. Boston Capital Corporation	N/A	None
Thomas Buckley (Born: April 1985)	Clerk	(July 2018 to Present)
Legal Product Manager, Pear Tree Advisors, Inc.; Compliance Officer, Cantella & Co., Inc. (2/2018 – 7/2018); Compliance and Operations Associate, Arthur W. Wood Company (6/2016 –2/2018); Logistics Supervisor, Planet Eclipse LLC (1/2005 – 6/2016)
				N/A	None
John Hunt (Born: July 1958)	Assistant Clerk	(February 2016 to Present)	Partner, Sullivan & Worcester LLP (4/2016 to present); Partner, Nutter, McClennen & Fish LLP (6/2012 to 4/2016)	N/A	None

•
Trustee has been determined to be an “Interested Trustee” by virtue of, among other things, affiliation with one or more of the Funds’ investment advisor, Pear Tree Advisors, Inc., and the Funds’ distributor, U.S. Boston Capital Corporation.

PEAR TREE FUNDS

MANAGEMENT CONTRACT AND ADVISORY CONTRACT APPROVAL

Pear Tree Polaris International Opportunities Fund Approval of Proposed Sub-Advisory Agreement
In connection with the review of the Manager’s proposed sub-advisory agreement (the “New Sub-Advisory Agreement”) with Polaris Capital Management, LLC ("Polaris") with respect to Pear Tree Polaris International Opportunities Fund (“International Opportunities Fund”), the Trustees evaluated information provided by the Manager and Polaris in accordance with Section 15(c) of the 1940 Act. The Trustees also reviewed information that they had received from the Manager and Polaris in connection with the May 2019 renewals of the investment sub-advisory agreements between the Manager and Polaris relating to Small Cap Fund, Foreign Value Fund and Foreign Value Small Cap Fund, three other separate series of the Trust, and at the July 2019 meeting of the Trustees. The Trustees considered such information and other factors as they believed to be relevant, and they did not identify any single factor as controlling.
Nature, Extent and Quality of Services
Among other things, the Trustees considered the nature, extent and quality of the services to be performed by Polaris under the new sub-advisory arrangement. The Trustees noted the reputation, qualifications and background of Polaris, Polaris’ financial condition, Polaris’ experience and success in managing Small Cap Fund, Foreign Value Fund, and Foreign Value Small Cap Fund, the experience and skills of its investment personnel who would be responsible for the day-to-day management of International Opportunities Fund, and the resources to be made available to such personnel. In addition, the Trustees considered the Manager’s evaluation of Polaris as the sub-adviser to each of Small Cap Fund, Foreign Value Fund, and Foreign Value Small Cap Fund, as well as the Manager’s conclusion that Polaris would provide reasonable services with respect to International Opportunities Fund.
Performance
The Trustees also considered the investment approach of Polaris for International Opportunities Fund. The Trustees noted that Polaris does not manage other client accounts using the investment strategy that Polaris uses for International Opportunities Fund. However, the Trustees considered Polaris’ experience in managing the three other Pear Tree Funds, each of which has a substantially similar investment objective as proposed for International Opportunities Fund. The Trustees also considered the investment performance of each of the three other Pear Tree Funds relative to its peers and its benchmark, especially over the most recent one-, five-, and ten-year periods ended December 31, 2018 (as prepared by an independent third-party provider of mutual fund data). The Trustees further noted that at their May 2019 meeting, they had concluded that the performance of each of Small Cap Fund, Foreign Value Fund, and Foreign Value Small Cap Fund had generally been in line with or outperformed the historical performance of comparable funds. The Trustees concluded that Polaris’ performance results for those three funds were sufficient for evaluating Polaris’ anticipated performance for International Opportunities Fund, and that such performance results for International Opportunities Fund were acceptable.
Cost of Services & Profits
The Trustees also considered Polaris’s proposed sub-advisory fee under the New Sub-Advisory Agreement and noted that it was the same as the current sub-advisory paid. The Trustees evaluated the profitability of Polaris. They also evaluated the competitiveness of the sub-advisory fee based upon data previously supplied by the Manager. The Trustees also considered that the sub-advisory fee rate was negotiated at arm’s length between the Manager and Polaris, and prior to Polaris, between the Manager and the current sub-adviser, that the Manager compensates Polaris from its fees, and that the aggregate advisory fee was deemed reasonable by the Trustees in May 2019. The Trustees also noted that the New Sub-Advisory Agreement had substantially similar terms to the current investment sub-advisory agreement. The Trustees took these factors into consideration in concluding that the amount of the sub-advisory fee and the terms of the New Sub-Advisory Agreement were reasonable.
The Trustees also considered the character and amount of other incidental benefits to be received by Polaris. Among other things, the Trustees considered Polaris’s soft-dollar practices and the fact that Polaris does not use (or have) affiliated brokers. The Trustees concluded that the benefits arising from these practices were reasonable.

PEAR TREE FUNDS

MANAGEMENT CONTRACT AND ADVISORY
CONTRACT APPROVAL (continued)

Economies of Scale
The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge, and with the Fund’s benchmark index.
The Trustees noted that the performance of each of Quality Fund and Foreign Value Fund was in the highest quintile for all measured periods (i.e., one year, two years, three years, four years, five years, and ten years) in relation to its peers (as selected by Broadridge) despite the change in Sub-Adviser. They also noted the short-term improvement in the performance of Small Cap Fund, and the very good long-term performance of Foreign Value Small Cap Fund. They also noted that the investment sub-adviser to Emerging Markets Fund had recently been replaced, and that early indications were that the performance of that Fund also was improving.
Economies of Scale
The Trustees also considered whether there may be economies of scale with respect to the sub-advisory services provided to International Opportunities Fund and whether the sub-advisory fee reflects such economies of scale. Among other things, the Trustees considered the effective sub-advisory fee rate for International Opportunities Fund under the New Sub-Advisory Agreement and whether it is reasonable in relation to different levels of assets of International Opportunities Fund. The Trustees concluded that the fee schedule for International Opportunities Fund reflects an appropriate recognition of any economies of scale for the benefit of International Opportunities Fund shareholders.
Conclusion
Based upon all of the information considered and the conclusions reached, the Trustees determined that the terms of the New Sub-Advisory Agreement were fair and reasonable and that the approval of the New Sub-Advisory Agreement was in the best interests of International Opportunities Fund. As required by the 1940 Act, the Trustees’ approval was confirmed by the unanimous separate vote of the Independent Trustees.

PEAR TREE FUNDS

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (the “Liquidity Program”) established by Pear Tree Funds in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Trustees have appointed the Trust’s Assistant Treasurer to serve as Administrator of the Liquidity Program, subject to the oversight of the Trustees. Each Fund's sub-adviser (a “Sub-Adviser”) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the Liquidity Program, subject to the supervision of the Administrator and the Trustees.
The Administrator, among other things, (a) reviews the day-to-day operations of the Liquidity Program, (b) periodically reviews and approves liquidity classifications, (c) reviews periodic testing and determinations, as applicable, and (d) reviews other Liquidity Program related material. The Administrator also conducts periodic quantitative and qualitative assessments of each Sub-Adviser to monitor investment performance issues, risks and trends, including potential liquidity and valuation issues. In performing her functions, the Administrator relies on AbelNoser to provide certain data and other services. AbelNoser is not an affiliate of the Administrator, the Trust, the Fund’s investment manager or any Sub-Adviser.
At a meeting held on February 4, 2020, the Administrator provided to the Trustees a written report that addressed the Administrator's assessment of the adequacy and effectiveness of the implementation and operation of the Liquidity Program and any material changes to the Liquidity Program. The report, which covered the period February 14, 2019 through December 31, 2019, included the Administrator’s assessment of important aspects of the Liquidity Program. The report also would have covered material liquidity matters that occurred or were reported during this period applicable to a Fund, had any occurred, and the Administrator's actions to address such matters.
Highly Liquid Investment Minimum Determination
The Administrator establish the “highly liquid investment minimum” (HLIM) for each Fund as 40 percent. The Administrator advised the Trustees that her determination was based in part on the advice of AbelNoser, and purportedly is the standard for many investment companies with investment strategies, risk profiles and investor profiles similar to the Funds’. She also considered expected Fund redemption activity, including determinations of reasonably anticipated trade size. In accordance with the Liquidity Program, if a Fund falls below its established HLIM for a period greater than seven consecutive calendar days, the Administrator prepares a report to the Trustees within one business day following the seventh consecutive calendar day with an explanation of how the Fund plans to restore its HLIM within a reasonable period of time.
Compliance with the 15-Percent Limit on Illiquid investments
As part of its annual assessment of the Liquidity Program, the Administrator reviewed the policies and procedures in place with respect to the 15-percent illiquid investment limit. Under the Liquidity Program, each Fund is thus prohibited from acquiring an illiquid investment if this results in greater than 15 percent of its net assets being classified as illiquid. When applying this limit, the Administrator defines "illiquid investment" to mean any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a 15-percent illiquid investment limit breach occurs for longer than one business day, the Fund is required to notify the Trustees and provide a plan on how to bring illiquid investments within the 15-percent threshold, and after seven days confidentially notify the Securities and Exchange Commission (the SEC).
Security-Level Liquidity Classifications
When classifying the liquidity of portfolio securities, the Funds adhere to the liquidity classification procedures established by the Manager in consultation with each Sub-Adviser. In assigning a liquidity classification to Fund portfolio holdings, the following key inputs, among others, are considered: the types of securities comprising the portfolio holdings; feedback from the applicable Sub-Adviser on market-, trading- and investment-specific considerations; and assessments of current market conditions. From time to time,

PEAR TREE FUNDS

STATEMENT REGARDING LIQUIDITY RISK
MANAGEMENT (continued)

a Sub-Adviser may also provide position-level data to the Administrator for use in monthly classification reconciliation in order to identify any classifications that may need to be changed as a result of the above considerations.
Liquidity Risk Assessment
The Administrator periodically reviews and assesses each Fund's liquidity risk, including its investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions (including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives), cash flow analysis during both normal and reasonably foreseeable stressed conditions, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. The Administrator also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
Redemption-In-Kind Procedures
Rule 22e-4 requires any fund that engages in or reserves the right to engage in in-kind redemptions to adopt and implement written policies and procedures regarding in-kind redemptions as part of the management of its liquidity risk. In the case of the Funds, these procedures are included in the Liquidity Program, and they address the process for redeeming in kind. As part of its annual assessment of the Liquidity Program, the Administrator reviewed the implementation and operation of the redemption-in-kind procedures, noting that during the period, there were no in-kind redemptions by any Fund.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Administrator, the Administrator determined that the Liquidity Program has been implemented, and is operating as designed, that is, in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund. The Administrator also determined that the current HLIM and 15-percent illiquid investment limit for each Fund are still appropriate, and that the policies and procedures in place with respect to such determinations are adequate and effective.

PEAR TREE FUNDS

SERVICE PROVIDERS

Manager	Pear Tree Advisors, Inc., 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Subadvisers
Chartwell Investment Partners LLC, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312
Axiom International Investors LLC, 33 Benedict Place, Greenwich, CT 06830
Polaris Capital Management, LLC, 121 High Street, Boston, MA 02110

Distributor	U.S. Boston Capital Corporation, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Custodian	State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111
Fund Accountant	State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111
Transfer Agent	Pear Tree Institutional Services, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900 Philadelphia, PA 19102
Legal Counsel	Sullivan & Worcester LLP, One Post Office Square Boston, MA 02109
For Account Information	For Pear Tree Funds information, contact your financial adviser or, if you receive account statements directly from Pear Tree Funds, you can also call 1-800-326-2151. Telephone representatives are available from 8:30 a.m. to 4:30 p.m. Eastern Time. Or visit our website, www.peartreefunds.com

55 Old Bedford Road
Suite 202
Lincoln MA 01773
Address Service Requested
SIGN UP for fast, electronic delivery!
To register, go to: www.peartreefunds.com

© 2020 U.S. Boston Capital Corporation
Distributor of the Pear Tree Funds
Member, FINRA/SIPC

ITEM 2.	Code of Ethics

(a)	As of the end of the period covered by this Form N-CSR, Pear Tree Funds has adopted a code of ethics (as defined in Item 2(b) of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial officer.

(c)	A non-material amendment was made to the Pear Tree Fund’s Code of Ethics during the period covered by this report. A copy of the amended Code of Ethics has been filed with this report as an exhibit.

(d)	There have been no waivers to the Pear Tree Fund’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f)(1)	One copy of the Code of Ethics is being filed under Item 12(a) hereto.

(f)(3)	The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-326-2151.

ITEM 3.	Audit Committee Financial Expert

Pear Tree Fund’s Trustees have determined that Mr. Clinton S. Marshall is an “audit committee financial expert,” as defined in Item 3(b) of Form N-CSR. Mr. Marshall is “independent” under the standards set forth in Item 3(a)(2) of Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

(a) – (d)            The following chart shows the aggregate fees billed in each of the last two fiscal years for services rendered by the registrant’s principal accountant, Tait, Weller and Baker, LLP (“Tait Weller”).

		FY 2019	FY 2020
Audit Fees*	Tait Weller	$121,100	$142,000
Audit-Related Fees**	Tait Weller	$0	$0
Tax Fees***	Tait Weller	$17,300	$21,000
All Other Fees****	Tait Weller	$0	$0

* “Audit Fees” are fees associated with professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

** “Audit-Related Fees” are fees associated with assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under “Audit Fees.”

*** “Tax Fees” are fees associated with professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Included with general tax compliance, advice and planning provided by Tait Weller to Pear Tree Funds was a review of Pear Tree Funds’ federal tax filings.

**** “All Other Fees” are fees associated with products and services provided by the principal accountant, other than the services reported as “Audit Fees,” “Audit-Related Fees,” or “Tax Fees.”

(e)(1)	To the extent required by applicable law, pre-approval by the Audit Committee of the Trustees is needed for:

(i) All audit and permissible non-audit services rendered to the Pear Tree Funds; and

(ii) All permissible non-audit services rendered to Pear Tree Advisors, Inc. if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis.

The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and the related fees to the Chairman of the Audit Committee. Any such member’s decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committee, solely for informational purposes, at their next scheduled meeting.

(e)(2)	No services in the past two fiscal years of the registrant were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	The following chart shows the aggregate non-audit fees billed by Tait Weller for services rendered to the registrant and the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for each of the last two fiscal years of the registrant.

		2019	2020
Fees	Tait Weller	$39,500	$39,500

(h)	Not applicable.

ITEM 5.	Audit Committee of Listed Registrants

Not applicable.

ITEM 6.	Investments

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

ITEM 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

ITEM 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

ITEM 11.	Controls and Procedures

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	Exhibits

(a)(1)	Code of Ethics

(a)(2)	Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(a)(3)	Not applicable.

(c)	Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.

[Rest of page intentionally left blank]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pear Tree Funds

By:	/s/ Willard L. Umphrey
Willard L. Umphrey, President

Date: June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Willard L. Umphrey
Willard L. Umphrey, President

Date: June 5, 2020

By:	/s/ Leon Okurowski
Leon Okurowski, Treasurer

Date: June 5, 2020